UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22334

Western Asset Global Corporate Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: October 31

Date of reporting period: October 31, 2024

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report
October 31, 2024

WESTERN ASSET
GLOBAL CORPORATE
OPPORTUNITY
FUND INC. (GDO)

Fund objectives
The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.
Fund name change
On November 1, 2024, the Fund’s name changed from Western Asset Global Corporate Defined Opportunity Fund Inc. to Western Asset Global Corporate Opportunity Fund Inc. There was no change to the Fund’s ticker symbol or CUSIP number as a result of this name change.
What’s inside

II
Western Asset Global Corporate Opportunity Fund Inc.

Letter from the president
Dear Shareholder,
We are pleased to provide the annual report of Western Asset Global Corporate Opportunity Fund Inc. for the twelve-month reporting period ended October 31, 2024. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.
Special shareholder notices
Effective March 1, 2024, Chia-Liang (CL) Lian no longer serves as a member of the Fund’s portfolio management.
As a result of the successful completion of the issuer tender offer for up to 100% of the outstanding shares of common stock (the “Tender Offer”) which expired on October 1, 2024, the proposals to convert the Fund to a perpetual fund by eliminating the Fund’s term, which was scheduled to end at the close of business on December 2, 2024, and eliminating the Fund’s fundamental policy to liquidate on or about December 2, 2024 approved by stockholders on June 10, 2024 and in the offer to purchase relating to the Tender Offer will be implemented. In particular:
•
 Since the Fund maintained at least $50 million of net assets following the Tender Offer, the Fund has changed its name from “Western Asset Global Corporate Defined Opportunity Fund Inc.” to “Western Asset Global Corporate Opportunity Fund Inc.” on November 1, 2024. The Fund’s ticker symbol will remain “GDO”. The Fund’s CUSIP, 95790C107, will not change; and
•
 The Fund’s investment manager has agreed to waive 10 basis points (0.10%) of its annual management fee (the “Fee Waiver”) for a period of two years following the proposal’s approval. The Fee Waiver will terminate on June 10, 2026.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.
Western Asset Global Corporate Opportunity Fund Inc.

III

Letter from the president (cont’d)
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA
President and Chief Executive Officer
November 29, 2024

IV
Western Asset Global Corporate Opportunity Fund Inc.

Fund overview
Q. What is the Fund’s investment strategy?
A. The Fund’s primary investment objective is to provide current income. As a secondary objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.
The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed income securities of varying maturities. Under normal market conditions, the Fund will invest at least 40% of its managed assets in fixed income securities of foreign issuers organized or having a principal place of business outside the United States, including in emerging market countries. In addition, the Fund may invest up to 35% of its managed assets in fixed income securities of below investment grade quality. Below investment grade fixed income securities are commonly known as “high yield” or “junk” bonds. “Managed assets” means the net assets of the Fund plus the amount of any borrowings and assets attributable to any preferred stock that may be outstanding.
Under normal market conditions, the Fund expects to maintain, on an ongoing basis, a dollar-weighted average credit quality of portfolio holdings of investment grade quality. When choosing investments, Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, focuses on corporate securities that exhibit pricing inefficiencies, improving credit conditions that offer income opportunities and the potential for high real yields.
At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Michael C. Buchanan, Christopher F. Kilpatrick and Annabel Rudebeck. As of December 1, 2024, Walter Kilcullen will become a member of the Fund’s portfolio management team.
Q. What were the overall market conditions during the Fund’s reporting period?
A. The overall U.S. fixed income market experienced periods of volatility but generated strong results over the twelve-months ended October 31, 2024. The market was driven by several factors, including resilient economic growth, moderating inflation, shifting U.S. Federal Reserve (Fed) monetary policy, and several geopolitical issues.
Short-term U.S. Treasury yields moved lower as the Fed lowered interest rates in September 2024—the first reduction since 2020. The two-year Treasury yield began the reporting period at 5.07% (its high for the period) and ended the period at 4.16%. Its low of 3.49% occurred on September 24, 2024. Long-term U.S. Treasury yields also declined given easing inflation and loosening Fed monetary policy. The ten-year Treasury yield began the
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Fund overview (cont’d)
reporting period at 4.88% (its high for the period) and ended at 4.28%. Its low of 3.63% occurred on September 16, 2024.
All told, the Bloomberg U.S. Aggregate Indexi returned 10.55% for the twelve months ended October 31, 2024. For comparison purposes, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced stronger results. Over the fiscal year, the Bloomberg U.S. Credit Indexii and the JP Morgan Emerging Markets Bond Index Globaliii returned 13.07% and 17.62%, respectively.
Q. How did we respond to these changing market conditions?
A. A number of adjustments were made to the Fund’s portfolio during the reporting period. The most significant event was the Fund’s preparation for the end of the term trust limit which was originally scheduled for December 2024. In June 2024 shareholders approved conversion to a perpetual fund and were given the option to remain in the Fund or receive NAV back in cash. Roughly 40% of the Fund was liquidated toward the end of the reporting period at the request of shareholders. We were able to maintain similar themes and positioning post the partial liquidation.
From a ratings perspective, we ended the period with roughly two-thirds of the portfolio in investment-grade rated fixed income issuers. In our below investment-grade allocation, we continued to favor BB and single B rated opportunities globally, which made up over 90% of the high-yield allocation at the end of the period.
From a sector perspective, we continued to overweight energy, communications and transportation. We were underweight sectors that faced uncertainty from U.S. elections, such as technology and health care. Technology could be negatively impacted by tariffs and health care continues to face an uncertain regulatory environment.
The use of leverage was tactically managed during the reporting period. We ended the period with leverage at roughly 38% of the gross assets of the Fund, versus roughly 32% at the beginning of the period. Overall, the use of leverage was positive for performance during the twelve months ended October 31, 2024. Currency forwards, which were used to manage the Fund’s currency exposure, contributed to performance.
Performance review
For the twelve months ended October 31, 2024, Western Asset Global Corporate Opportunity Fund Inc. returned 15.14% based on its net asset value (NAV)iv and 16.48% based on its New York Stock Exchange (NYSE) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Global Aggregate Corporate Indexv, returned 12.99% for the same period.
The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During the twelve-month period, the Fund made distributions to shareholders totaling $1.32 per share of which $0.51 will be treated as a return of capital for tax purposes.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of October 31, 2024. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2024
Price Per Share	12-Month Total Return**
$12.37 (NAV)	15.14%†
$11.90 (Market Price)	16.48%‡
All figures represent past performance and are not a guarantee of future results.
** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.
‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Q. What were the leading contributors to performance?
A. The largest contributor to the Fund’s absolute performance during the reporting period was our issuer selection. Within our developed market high-yield allocation, several positions were rewarded. Examples include overweight positions in issuers owned by EchoStar, cruise ship operators NCL and Carnival Cruises, airline operator American Airlines and European parking garage owner and operator APCOA, to name a few. Our positioning in a stressed communications company that pursued a liability management exercise (LME), EchoStar, was beneficial. Our front-end DISH DBS and DISH Network bonds specifically performed well given they rose to par as the maturity dates approached. Additionally, DISH Network unsecured convertible bondholders agreed to move up the capital structure and swap into a secured position in exchange for a maturity extension. Our DISH DBS position benefited as well given the proposed merger with DirecTV. The previously mentioned cruise ship operators posted positive fundamental results, continued to de-lever their balance sheets post the global pandemic, and have been getting favorable attention from the rating agencies recently. Energy overweights to Western Midstream Operating and natural gas company EQT posted solid fundamental results and benefited performance. Our overweight positioning in several global money center banks also proved beneficial. For example,
*
For the tax character of distributions paid during the fiscal year ended October 31, 2024, please refer to page 52 of this report.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Fund overview (cont’d)
positions in HSBC Holdings, Lloyds Bank, Bank of America, Barclays, UBS Group, and JPMorgan Chase all outperformed.
Within our emerging markets allocation, an overweight to several issuers was beneficial to performance including state owned energy companies Ecopetrol in Columbia and Pemex Mexicanos in Mexico. Away from energy, global generic drug manufacturer Teva Pharmaceutical and Mexican financial institution Banco Mercantil Del Nort, are worth mentioning, as these companies posted positive fundamental results.
Q. What were the leading detractors from performance?
A. The Fund significantly outperformed its benchmark on a gross basis over the reporting period. As such there were very few material detractors during the reporting period. The largest detractor from performance was the Fund’s overweight allocation to LME issuer Weight Watchers International. Weight Watchers posted relatively weak fundamental results and its spokesperson, Oprah Winfrey, stepped away from the company pressuring bond prices. The company is pursuing some interesting weight loss drug opportunities longer-term, and we continue to negotiate and engage with advisors to maximize our value.
Additionally, we marked down our position in Swiss global money center bank Credit Suisse in an effort to be conservative while we pursue more equitable compensation from the company’s forced merger with Swiss competitor UBS. The underperformance of our Credit Suisse position almost exactly offset our gains in UBS bonds.
Within our emerging markets allocation, a modest overweight to the Mexican peso and the Brazilian real were small detractors given the strengthened U.S. dollar going into the U.S. November elections.
Looking for additional information?
The Fund is traded under the symbol “GDO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XGDOX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Thank you for your investment in the Western Asset Global Corporate Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,
Western Asset Management Company, LLC
November 11, 2024
RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk, call risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high yield bonds, known as “junk bonds,” which are subject to greater credit risk (risk of default) than higher-rated obligations. The Fund’s investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, social, economic or regulatory structure of specific countries or regions. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and less stable than those of more developed countries. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers. For more information on Fund risks, see Summary of information regarding the Fund - Principal Risk Factors in this report.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Fund overview (cont’d)
consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2024 were: financials (32.5%), consumer discretionary (20.6%), energy (18.3%), industrials (16.1%) and sovereign bonds (14.8%). The Fund’s portfolio composition is subject to change at any time.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
i
The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
ii
The Bloomberg U.S. Credit Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.
iii
The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.
iv
Net asset value (NAV) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
v
The Bloomberg Global Aggregate Corporate Index is the corporate component of the Bloomberg Global Aggregate Index, which is comprised of several other Bloomberg indices that measure fixed income performance of regions around the world.
 Important data provider notices and terms available at www.franklintempletondatasources.com.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

30%
25%
20%
15%
10%
5%
0%
As of October 31, 2024
As of October 31, 2023
Financials 20.4 25.2
Consumer discretionary 13.0 13.4
Energy 11.5 12.8
Industrials 10.1 12.3
Sovereign bonds 9.3 8.4
Communication services 9.3 10.7
Health care 7.1 4.6
Materials 4.6 3.4
Collateralized mortgage obligations 3.5 0.3
Utilities 3.3 1.3
Information technology 2.9 1.5
Real estate 1.1 0.8
Consumer staples 1.1 2.3
Asset-backed securities 0.7 0.0
U.S. government & agency obligations 0.0 1.3
Short-term investments 2.1 1.7

†
The bar graph above represents the composition of the Fund’s investments as of October 31, 2024, and October 31, 2023 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 10/31/24	15.14%
Five Years Ended 10/31/24	0.32
Ten Years Ended 10/31/24	2.81
Cumulative total returns[1]
10/31/14 through 10/31/24	31.87%

Market Price
Average annual total returns[2]
Twelve Months Ended 10/31/24	16.48%
Five Years Ended 10/31/24	0.94
Ten Years Ended 10/31/24	3.91
Cumulative total returns[2]
10/31/14 through 10/31/24	46.70%
All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Historical performance
Value of $10,000 invested in
Western Asset Global Corporate Opportunity Fund Inc. vs. Bloomberg Global Aggregate Corporate
Index† — October 2014 - October 2024

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
†
Hypothetical illustration of $10,000 invested in Western Asset Global Corporate Opportunity Fund Inc. on October 31, 2014, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through October 31, 2024. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Global Aggregate Corporate Index. The Bloomberg Global Aggregate Corporate Index (the “Index”) is the corporate component of the Bloomberg Global Aggregate Index, which is comprised of several other Bloomberg indices that measure fixed income performance of regions around the world. The Index is unmanaged. Please note that an investor cannot invest directly in an index.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Schedule of investments
October 31, 2024
 Western Asset Global Corporate Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 120.5%
Communication Services — 12.2%
Diversified Telecommunication Services — 2.9%
Altice Financing SA, Senior Secured Notes	5.000%	1/15/28	460,000	$389,475 (a)(b)
Altice Financing SA, Senior Secured Notes	5.750%	8/15/29	750,000	615,961 (a)(b)
Altice France SA, Senior Secured Notes	5.500%	10/15/29	210,000	157,476 (a)
Optics Bidco SpA, Senior Secured Notes	7.200%	7/18/36	200,000	206,743 (a)(b)
Optics Bidco SpA, Senior Secured Notes	7.721%	6/4/38	200,000	212,458 (a)(b)
Telecom Italia Capital SA, Senior Notes	6.000%	9/30/34	17,000	16,565
Telefonica Emisiones SA, Senior Notes	7.045%	6/20/36	600,000	670,328 (b)
Verizon Communications Inc., Senior Notes	2.355%	3/15/32	500,000	417,012 (b)
Total Diversified Telecommunication Services				2,686,018
Entertainment — 1.8%
Banijay Entertainment SAS, Senior Secured Notes	8.125%	5/1/29	290,000	300,978 (a)(b)
Netflix Inc., Senior Notes	6.375%	5/15/29	110,000	117,587 (b)
Pinewood Finco PLC, Senior Secured Notes	6.000%	3/27/30	690,000 GBP	894,252 (a)
Walt Disney Co., Senior Notes	2.650%	1/13/31	320,000	284,692 (b)
Warnermedia Holdings Inc., Senior Notes	3.638%	3/15/25	100,000	99,450 (b)
Total Entertainment				1,696,959
Interactive Media & Services — 0.5%
Match Group Holdings II LLC, Senior Notes	3.625%	10/1/31	560,000	491,124 (a)(b)
Media — 2.5%
Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes	4.908%	7/23/25	500,000	499,566 (b)
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	260,000	245,873 (b)
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.700%	4/1/51	300,000	187,510 (b)
See Notes to Financial Statements.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

 Western Asset Global Corporate Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	3.850%	4/1/61	200,000	$120,213
Comcast Corp., Senior Notes	4.200%	8/15/34	930,000	869,636 (b)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	370,000	367,530
Total Media				2,290,328
Wireless Telecommunication Services — 4.5%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	450,000	470,309 (b)
CSC Holdings LLC, Senior Notes	11.250%	5/15/28	200,000	195,219 (a)
CSC Holdings LLC, Senior Notes	11.750%	1/31/29	350,000	341,658 (a)
CSC Holdings LLC, Senior Notes	4.125%	12/1/30	520,000	384,377 (a)
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	740,000	543,260 (a)(b)
Millicom International Cellular SA, Senior Notes	4.500%	4/27/31	690,000	623,022 (a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	90,000	108,953 (b)
T-Mobile USA Inc., Senior Notes	3.500%	4/15/31	860,000	789,414 (b)
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.500%	7/15/31	480,000 GBP	532,440 (a)
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	200,000	173,399 (a)
Total Wireless Telecommunication Services				4,162,051

Total Communication Services				11,326,480
Consumer Discretionary — 17.9%
Automobile Components — 3.6%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	550,000	542,401 (a)(b)
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	601,000	599,657 (b)
American Axle & Manufacturing Inc., Senior Notes	5.000%	10/1/29	650,000	588,712 (b)
Garrett Motion Holdings Inc./Garrett LX I Sarl, Senior Notes	7.750%	5/31/32	260,000	259,685 (a)
JB Poindexter & Co. Inc., Senior Notes	8.750%	12/15/31	850,000	892,877 (a)(b)
ZF North America Capital Inc., Senior Notes	7.125%	4/14/30	430,000	432,793 (a)(b)
Total Automobile Components				3,316,125
Automobiles — 1.6%
Ford Motor Credit Co. LLC, Senior Notes	7.350%	3/6/30	750,000	795,890 (b)
General Motors Co., Senior Notes	6.125%	10/1/25	220,000	222,079 (b)
See Notes to Financial Statements.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
October 31, 2024
 Western Asset Global Corporate Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Automobiles — continued
Nissan Motor Acceptance Co. LLC, Senior Notes	2.750%	3/9/28	520,000	$468,009 (a)(b)
Total Automobiles				1,485,978
Broadline Retail — 2.0%
Amazon.com Inc., Senior Notes	2.100%	5/12/31	550,000	472,863 (b)
Marks & Spencer PLC, Senior Notes	7.125%	12/1/37	980,000	1,083,656 (a)(b)
Prosus NV, Senior Notes	4.193%	1/19/32	400,000	363,828 (b)(c)
Total Broadline Retail				1,920,347
Distributors — 0.7%
Ritchie Bros Holdings Inc., Senior Notes	7.750%	3/15/31	610,000	643,453 (a)(b)
Diversified Consumer Services — 0.5%
Carriage Services Inc., Senior Notes	4.250%	5/15/29	270,000	246,989 (a)(b)
WW International Inc., Senior Secured Notes	4.500%	4/15/29	750,000	191,250 (a)
Total Diversified Consumer Services				438,239
Hotels, Restaurants & Leisure — 8.2%
Caesars Entertainment Inc., Senior Secured Notes	6.500%	2/15/32	310,000	314,569 (a)(b)
Carnival Corp., Senior Notes	7.625%	3/1/26	260,000	261,981 (a)
Carnival Holdings Bermuda Ltd., Senior Notes	10.375%	5/1/28	40,000	42,966 (a)
Carnival PLC, Senior Notes	1.000%	10/28/29	1,150,000 EUR	1,083,986
Las Vegas Sands Corp., Senior Notes	3.900%	8/8/29	530,000	495,664 (b)
Marston’s Issuer PLC, Secured Notes (SONIA + 2.669%)	7.650%	7/16/35	1,068,000 GBP	1,160,283 (c)(d)
NCL Corp. Ltd., Senior Notes	3.625%	12/15/24	336,000	335,198 (a)(b)
NCL Corp. Ltd., Senior Notes	5.875%	3/15/26	320,000	319,850 (a)(b)
NCL Corp. Ltd., Senior Notes	7.750%	2/15/29	460,000	488,369 (a)(b)
NCL Corp. Ltd., Senior Secured Notes	8.125%	1/15/29	180,000	190,949 (a)
NCL Finance Ltd., Senior Notes	6.125%	3/15/28	160,000	161,111 (a)
Royal Caribbean Cruises Ltd., Senior Notes	5.375%	7/15/27	430,000	429,480 (a)(b)
Royal Caribbean Cruises Ltd., Senior Notes	5.500%	4/1/28	610,000	610,342 (a)(b)
Sands China Ltd., Senior Notes	2.850%	3/8/29	600,000	538,418
Sands China Ltd., Senior Notes	3.250%	8/8/31	500,000	433,168
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	200,000	192,141 (a)
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	590,000	548,425 (a)
Total Hotels, Restaurants & Leisure				7,606,900
See Notes to Financial Statements.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

 Western Asset Global Corporate Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Household Durables — 0.6%
Lennar Corp., Senior Notes	5.000%	6/15/27	238,000	$239,531 (b)
Newell Brands Inc., Senior Notes	6.375%	5/15/30	290,000	292,050 (e)
Total Household Durables				531,581
Specialty Retail — 0.7%
Global Auto Holdings Ltd./AAG FH UK Ltd., Senior Notes	8.750%	1/15/32	270,000	245,656 (a)(b)
Michaels Cos. Inc., Senior Secured Notes	5.250%	5/1/28	80,000	57,667 (a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	6.750%	3/1/32	400,000	405,327 (b)
Total Specialty Retail				708,650

Total Consumer Discretionary				16,651,273
Consumer Staples — 1.7%
Beverages — 0.9%
Anheuser-Busch Cos. LLC/Anheuser- Busch InBev Worldwide Inc., Senior Notes	4.700%	2/1/36	830,000	800,265 (b)
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	60,000	60,289
Total Beverages				860,554
Food Products — 0.5%
JBS USA Holding Lux Sarl/JBS USA Food Co./JBS Lux Co. Sarl, Senior Notes	3.750%	12/1/31	300,000	268,559 (b)
Kraft Heinz Foods Co., Senior Notes	4.250%	3/1/31	180,000	175,198 (b)
Kraft Heinz Foods Co., Senior Notes	5.500%	6/1/50	50,000	49,057 (b)
Total Food Products				492,814
Tobacco — 0.3%
Altria Group Inc., Senior Notes	2.450%	2/4/32	150,000	124,865
Reynolds American Inc., Senior Notes	5.850%	8/15/45	140,000	135,196
Total Tobacco				260,061

Total Consumer Staples				1,613,429
Energy — 17.8%
Energy Equipment & Services — 0.3%
Noble Finance II LLC, Senior Notes	8.000%	4/15/30	280,000	284,003 (a)
Oil, Gas & Consumable Fuels — 17.5%
Cheniere Energy Partners LP, Senior Notes	4.000%	3/1/31	250,000	231,332 (b)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	140,000	135,880 (b)
See Notes to Financial Statements.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
October 31, 2024
 Western Asset Global Corporate Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Oil, Gas & Consumable Fuels — continued
Crescent Energy Finance LLC, Senior Notes	7.625%	4/1/32	330,000	$326,093 (a)(b)
Devon Energy Corp., Senior Notes	5.600%	7/15/41	400,000	379,389
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	320,000	298,810 (b)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	3,000,000	2,113,630 (f)
Energy Transfer LP, Junior Subordinated Notes (6.625% to 2/15/28 then 3 mo. USD LIBOR + 4.155%)	6.625%	2/15/28	240,000	235,831 (d)(g)
EQM Midstream Partners LP, Senior Notes	4.500%	1/15/29	110,000	105,972 (a)
EQM Midstream Partners LP, Senior Notes	7.500%	6/1/30	420,000	451,995 (a)(b)
EQT Corp., Senior Notes	3.900%	10/1/27	400,000	389,552 (b)
Hilcorp Energy I LP/Hilcorp Finance Co., Senior Notes	8.375%	11/1/33	260,000	272,033 (a)(b)
KazMunayGas National Co. JSC, Senior Notes	3.500%	4/14/33	1,000,000	843,890 (a)
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	200,000	227,127 (a)(b)
Occidental Petroleum Corp., Senior Notes	4.400%	8/15/49	260,000	193,435 (b)
Permian Resources Operating LLC, Senior Notes	6.250%	2/1/33	300,000	298,042 (a)(b)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	110,000	108,544
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	830,000	638,007 (a)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	750,000	556,014 (b)
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	540,000	354,973 (b)
Puma International Financing SA, Senior Notes	7.750%	4/25/29	280,000	286,304 (a)
Range Resources Corp., Senior Notes	4.875%	5/15/25	290,000	289,250 (b)
Range Resources Corp., Senior Notes	8.250%	1/15/29	180,000	185,587 (b)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	220,000	224,809 (a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	640,000	641,610 (b)
Southern Natural Gas Co. LLC, Senior Notes	4.800%	3/15/47	800,000	683,683 (a)(b)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	130,000	131,185
See Notes to Financial Statements.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

 Western Asset Global Corporate Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Oil, Gas & Consumable Fuels — continued
Tengizchevroil Finance Co. International Ltd., Senior Secured Notes	3.250%	8/15/30	450,000	$382,722 (a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	584,000	574,802 (a)(b)
Venture Global LNG Inc., Junior Subordinated Notes (9.000% to 9/30/29 then 5 year Treasury Constant Maturity Rate + 5.440%)	9.000%	9/30/29	540,000	540,305 (a)(b)(d)(g)
Venture Global LNG Inc., Senior Secured Notes	9.875%	2/1/32	60,000	65,529 (a)
Western Midstream Operating LP, Senior Notes	4.050%	2/1/30	905,000	850,919 (b)
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	250,000	217,472 (b)
Western Midstream Operating LP, Senior Notes	5.250%	2/1/50	2,770,000	2,418,984 (f)
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	140,000	156,005
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	450,000	444,946 (b)
Total Oil, Gas & Consumable Fuels				16,254,661

Total Energy				16,538,664
Financials — 28.8%
Banks — 16.6%
Banco Mercantil del Norte SA, Junior Subordinated Notes (6.625% to 1/24/32 then 10 year Treasury Constant Maturity Rate + 5.034%)	6.625%	1/24/32	1,110,000	1,006,680 (a)(b)(d)(g)
Banco Santander SA, Subordinated Notes (5.750% to 8/23/28 then EUR 5 year Swap Rate + 2.850%)	5.750%	8/23/33	400,000 EUR	461,502 (c)(d)
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. Term SOFR + 3.193%)	5.875%	3/15/28	910,000	919,543 (b)(d)(g)
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	500,000	495,447 (b)
Bank of Nova Scotia, Senior Notes	2.700%	8/3/26	250,000	242,353
Bank of Nova Scotia, Senior Notes	2.450%	2/2/32	400,000	338,960
Barclays PLC, Subordinated Notes	5.200%	5/12/26	200,000	200,134 (b)
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	680,000	669,349 (b)(d)
See Notes to Financial Statements.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
October 31, 2024
 Western Asset Global Corporate Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Banks — continued
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/17/28 then 5 year Treasury Constant Maturity Rate + 2.650%)	5.125%	1/18/33	340,000	$317,287 (a)(d)
BNP Paribas SA, Senior Notes (5.125% to 1/13/28 then 1 year Treasury Constant Maturity Rate + 1.450%)	5.125%	1/13/29	500,000	502,524 (a)(b)(d)
BNP Paribas SA, Subordinated Notes (4.375% to 3/1/28 then USD 5 year ICE Swap Rate + 1.483%)	4.375%	3/1/33	300,000	287,990 (a)(d)
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	2,000,000	1,951,012 (b)
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	750,000	744,917
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	560,000	574,917 (a)(b)(d)(g)
Credit Agricole SA, Senior Notes (1.907% to 6/16/25 then SOFR + 1.676%)	1.907%	6/16/26	500,000	489,834 (a)(d)
Danske Bank A/S, Subordinated Notes (4.625% to 5/14/29 then EURIBOR 5 year ICE Swap Rate + 1.950%)	4.625%	5/14/34	400,000 EUR	446,335 (c)(d)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	1,320,000	1,318,170 (b)(d)(g)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	640,000	641,022 (a)(b)
JPMorgan Chase & Co., Senior Notes (2.580% to 4/22/31 then 3 mo. Term SOFR + 1.250%)	2.580%	4/22/32	1,500,000	1,300,243 (d)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 9/27/25 then USD 5 year ICE Swap Rate + 4.496%)	7.500%	9/27/25	300,000	303,303 (d)(g)
Lloyds Banking Group PLC, Junior Subordinated Notes (8.000% to 3/27/30 then 5 year Treasury Constant Maturity Rate + 3.913%)	8.000%	9/27/29	1,150,000	1,201,358 (d)(f)(g)
PNC Financial Services Group Inc., Senior Notes	2.550%	1/22/30	650,000	581,490 (b)
See Notes to Financial Statements.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

 Western Asset Global Corporate Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Banks — continued
Truist Financial Corp., Senior Notes (5.711% to 1/24/34 then SOFR + 1.922%)	5.711%	1/24/35	400,000	$407,430 (b)(d)
Total Banks				15,401,800
Capital Markets — 5.6%
Charles Schwab Corp., Junior Subordinated Notes (4.000% to 12/1/30 then 10 year Treasury Constant Maturity Rate + 3.079%)	4.000%	12/1/30	700,000	610,728 (b)(d)(g)
Credit Suisse AG AT1 Claim	—	—	3,900,000	0 *(h)(i)(j)
Daimler Truck Finance North America LLC, Senior Notes	5.200%	1/17/25	150,000	150,089 (a)
Goldman Sachs Group Inc., Senior Notes (2.640% to 2/24/27 then SOFR + 1.114%)	2.640%	2/24/28	2,500,000	2,382,402 (d)(f)
Morgan Stanley, Senior Notes (2.699% to 1/22/30 then SOFR + 1.143%)	2.699%	1/22/31	300,000	268,502 (b)(d)
State Street Corp., Senior Notes	3.550%	8/18/25	500,000	496,958 (b)
UBS Group AG, Junior Subordinated Notes (6.875% to 8/7/25 then USD 5 year ICE Swap Rate + 4.590%)	6.875%	8/7/25	860,000	862,701 (c)(d)(g)
UBS Group AG, Senior Notes	4.875%	5/15/45	470,000	434,125 (b)
Total Capital Markets				5,205,505
Financial Services — 5.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.400%	10/29/33	3,500,000	3,002,709 (f)
GE Capital International Funding Co. Unlimited Co., Senior Notes	3.373%	11/15/25	350,000	344,470 (b)
Jane Street Group/JSG Finance Inc., Senior Secured Notes	7.125%	4/30/31	770,000	798,752 (a)(b)
VFH Parent LLC/Valor Co-Issuer Inc., Senior Secured Notes	7.500%	6/15/31	360,000	369,939 (a)
VistaJet Malta Finance PLC/Vista Management Holding Inc., Senior Notes	6.375%	2/1/30	400,000	342,832 (a)(b)
Total Financial Services				4,858,702
Insurance — 1.0%
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Investor 2 LLC, Senior Notes	7.875%	11/1/29	90,000	89,999 (a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	100,000	110,108 (a)
See Notes to Financial Statements.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
October 31, 2024
 Western Asset Global Corporate Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Insurance — continued
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Subordinated Notes (3.250% to 5/26/29 then 3 mo. EURIBOR + 3.400%)	3.250%	5/26/49	500,000 EUR	$533,691 (c)(d)
Nuveen Finance LLC, Senior Notes	4.125%	11/1/24	250,000	250,000 (a)(b)
Total Insurance				983,798
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Starwood Property Trust Inc., Senior Notes	7.250%	4/1/29	340,000	348,344 (a)(b)

Total Financials				26,798,149
Health Care — 10.7%
Biotechnology — 0.6%
Amgen Inc., Senior Notes	5.150%	3/2/28	300,000	304,170
Amgen Inc., Senior Notes	2.450%	2/21/30	300,000	267,409 (b)
Total Biotechnology				571,579
Health Care Equipment & Supplies — 0.6%
Becton Dickinson & Co., Senior Notes	4.685%	12/15/44	500,000	446,668
Becton Dickinson and Co., Senior Notes	3.700%	6/6/27	150,000	146,620
Total Health Care Equipment & Supplies				593,288
Health Care Providers & Services — 6.4%
Centene Corp., Senior Notes	3.375%	2/15/30	1,060,000	951,029 (b)
CHS/Community Health Systems Inc., Senior Secured Notes	10.875%	1/15/32	450,000	482,834 (a)(b)
CVS Health Corp., Senior Notes	3.250%	8/15/29	500,000	459,160 (b)
CVS Health Corp., Senior Notes	5.250%	2/21/33	400,000	393,079 (b)
HCA Inc., Senior Notes	3.500%	9/1/30	750,000	688,136 (b)
Humana Inc., Senior Notes	5.875%	3/1/33	200,000	204,090 (b)
LifePoint Health Inc., Senior Secured Notes	4.375%	2/15/27	380,000	368,743 (a)(b)
Sotera Health Holdings LLC, Senior Secured Notes	7.375%	6/1/31	460,000	471,643 (a)(b)
Tenet Healthcare Corp., Secured Notes	6.250%	2/1/27	160,000	160,252 (b)
Tenet Healthcare Corp., Senior Notes	6.125%	10/1/28	440,000	439,986 (b)
UnitedHealth Group Inc., Senior Notes	2.000%	5/15/30	1,500,000	1,300,965 (b)
Total Health Care Providers & Services				5,919,917
Pharmaceuticals — 3.1%
Endo Finance Holdings Inc., Senior Secured Notes	8.500%	4/15/31	470,000	503,122 (a)(b)
Par Pharmaceutical Inc., Escrow	—	—	500,000	0 *(a)(h)(i)(j)
Pfizer Inc., Senior Notes	3.000%	12/15/26	1,000,000	971,365 (b)
See Notes to Financial Statements.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

 Western Asset Global Corporate Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Pharmaceuticals — continued
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	890,000	$849,119 (b)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	5.125%	5/9/29	450,000	437,372 (b)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.100%	10/1/46	200,000	141,215
Total Pharmaceuticals				2,902,193

Total Health Care				9,986,977
Industrials — 14.4%
Aerospace & Defense — 0.8%
Avolon Holdings Funding Ltd., Senior Notes	2.750%	2/21/28	300,000	277,004 (a)(b)
Boeing Co., Senior Notes	3.625%	2/1/31	300,000	271,123 (b)
Bombardier Inc., Senior Notes	7.500%	2/1/29	210,000	218,879 (a)
Total Aerospace & Defense				767,006
Building Products — 2.3%
GUSAP LP, Senior Notes	7.250%	4/16/44	840,000	950,198 (a)(b)
Masterbrand Inc., Senior Notes	7.000%	7/15/32	140,000	143,554 (a)
Standard Industries Inc., Senior Notes	5.000%	2/15/27	1,035,000	1,014,321 (a)(b)
Total Building Products				2,108,073
Commercial Services & Supplies — 1.6%
CoreCivic Inc., Senior Notes	4.750%	10/15/27	60,000	57,362 (b)
CoreCivic Inc., Senior Notes	8.250%	4/15/29	410,000	431,179 (b)
GEO Group Inc., Senior Notes	10.250%	4/15/31	700,000	750,794 (b)
GEO Group Inc., Senior Secured Notes	8.625%	4/15/29	80,000	83,742
GFL Environmental Inc., Senior Secured Notes	6.750%	1/15/31	180,000	185,556 (a)
Total Commercial Services & Supplies				1,508,633
Construction & Engineering — 0.2%
Arcosa Inc., Senior Notes	6.875%	8/15/32	200,000	205,461 (a)
Machinery — 1.7%
Cellnex Finance Co. SA, Senior Notes	2.000%	2/15/33	1,500,000 EUR	1,433,018 (c)
Titan International Inc., Senior Secured Notes	7.000%	4/30/28	200,000	194,162
Total Machinery				1,627,180
Passenger Airlines — 5.3%
American Airlines Group Inc., Senior Notes	3.750%	3/1/25	1,590,000	1,575,349 (a)(b)
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	2,490,000	2,510,644 (a)(f)
See Notes to Financial Statements.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
October 31, 2024
 Western Asset Global Corporate Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Passenger Airlines — continued
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	150,000	$148,384 (a)(b)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	399,999	248,968 (a)
United Airlines Pass-Through Trust	4.875%	1/15/26	408,000	404,600 (b)
Total Passenger Airlines				4,887,945
Trading Companies & Distributors — 2.5%
Air Lease Corp., Senior Notes	3.375%	7/1/25	200,000	198,035 (b)
Air Lease Corp., Senior Notes	5.100%	3/1/29	500,000	503,577 (b)
Ashtead Capital Inc., Senior Notes	2.450%	8/12/31	710,000	590,639 (a)(b)
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	540,000	499,119 (a)(b)
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	377,000	376,514 (b)
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	140,000	137,159
Total Trading Companies & Distributors				2,305,043

Total Industrials				13,409,341
Information Technology — 3.4%
Communications Equipment — 0.7%
Connect Finco SARL/Connect US Finco LLC, Senior Secured Notes	9.000%	9/15/29	630,000	599,192 (a)(b)
Viasat Inc., Senior Notes	7.500%	5/30/31	130,000	85,450 (a)
Total Communications Equipment				684,642
Electronic Equipment, Instruments & Components — 0.3%
EquipmentShare.com Inc., Secured Notes	8.625%	5/15/32	170,000	175,587 (a)
EquipmentShare.com Inc., Senior Secured Notes	8.000%	3/15/33	130,000	131,354 (a)
Total Electronic Equipment, Instruments & Components				306,941
IT Services — 0.7%
Amentum Holdings Inc., Senior Notes	7.250%	8/1/32	300,000	310,996 (a)(b)
Shift4 Payments LLC/Shift4 Payments Finance Sub Inc., Senior Notes	6.750%	8/15/32	290,000	297,754 (a)
Total IT Services				608,750
Software — 0.5%
Cloud Software Group Inc., Senior Secured Notes	8.250%	6/30/32	440,000	452,559 (a)(b)
Technology Hardware, Storage & Peripherals — 1.2%
Seagate HDD Cayman, Senior Notes	4.750%	1/1/25	640,000	638,266 (b)
See Notes to Financial Statements.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

 Western Asset Global Corporate Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Technology Hardware, Storage & Peripherals — continued
Western Digital Corp., Senior Notes	4.750%	2/15/26	440,000	$435,117 (b)
Total Technology Hardware, Storage & Peripherals				1,073,383

Total Information Technology				3,126,275
Materials — 7.3%
Chemicals — 2.6%
OCP SA, Senior Notes	6.750%	5/2/34	1,220,000	1,274,961 (a)
Orbia Advance Corp. SAB de CV, Senior Notes	1.875%	5/11/26	450,000	425,071 (a)(b)
Sasol Financing USA LLC, Senior Notes	8.750%	5/3/29	730,000	751,201 (a)(b)
Total Chemicals				2,451,233
Construction Materials — 0.5%
Smyrna Ready Mix Concrete LLC, Senior Secured Notes	8.875%	11/15/31	400,000	420,538 (a)(b)
Metals & Mining — 3.5%
ArcelorMittal SA, Senior Notes	7.000%	10/15/39	150,000	163,844 (b)
First Quantum Minerals Ltd., Secured Notes	9.375%	3/1/29	460,000	489,625 (a)
Freeport Indonesia PT, Senior Notes	5.315%	4/14/32	350,000	345,887 (a)
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	60,000	57,637 (b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,280,000	1,195,203 (b)
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	200,000	198,648
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	750,000	817,322 (b)
Total Metals & Mining				3,268,166
Paper & Forest Products — 0.7%
Suzano Austria GmbH, Senior Notes	3.750%	1/15/31	750,000	669,365 (b)

Total Materials				6,809,302
Real Estate — 1.8%
Health Care REITs — 0.1%
Diversified Healthcare Trust, Senior Notes	4.375%	3/1/31	80,000	64,875
Hotel & Resort REITs — 0.4%
Service Properties Trust, Senior Notes	8.875%	6/15/32	440,000	409,427 (b)
Real Estate Management & Development — 1.3%
Blackstone Property Partners Europe Holdings Sarl, Senior Notes	1.625%	4/20/30	500,000 EUR	483,157 (c)
Country Garden Holdings Co. Ltd., Senior Secured Notes	—	1/27/24	750,000	75,937 *(c)(k)
Cushman & Wakefield U.S. Borrower LLC, Senior Secured Notes	8.875%	9/1/31	140,000	150,965 (a)
See Notes to Financial Statements.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
October 31, 2024
 Western Asset Global Corporate Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Real Estate Management & Development — continued
P3 Group Sarl, Senior Notes	4.625%	2/13/30	400,000 EUR	$448,035 (c)
Total Real Estate Management & Development				1,158,094

Total Real Estate				1,632,396
Utilities — 4.5%
Electric Utilities — 3.1%
Comision Federal de Electricidad, Senior Notes	3.348%	2/9/31	1,000,000	843,780 (a)(b)
Electricite de France SA, Senior Notes	1.000%	11/29/33	900,000 EUR	785,021 (c)
Enel Finance International NV, Senior Notes	2.875%	4/11/29	600,000 GBP	703,890 (c)
Pacific Gas and Electric Co., First Mortgage Bonds	6.950%	3/15/34	200,000	221,900 (b)
Vistra Operations Co. LLC, Senior Notes	7.750%	10/15/31	300,000	317,155 (a)(b)
Total Electric Utilities				2,871,746
Gas Utilities — 0.7%
Suburban Propane Partners LP/ Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	660,000	659,678 (b)
Independent Power and Renewable Electricity Producers — 0.7%
Lightning Power LLC, Senior Secured Notes	7.250%	8/15/32	300,000	312,362 (a)(b)
Minejesa Capital BV, Senior Secured Notes	4.625%	8/10/30	386,820	377,163 (a)(b)
Total Independent Power and Renewable Electricity Producers				689,525

Total Utilities				4,220,949
Total Corporate Bonds & Notes (Cost — $107,952,997)				112,113,235
Sovereign Bonds — 14.8%
Angola — 0.9%
Angolan Government International Bond, Senior Notes	8.000%	11/26/29	900,000	825,588 (a)
Argentina — 0.5%
Provincia de Cordoba, Senior Notes	6.990%	6/1/27	480,000	451,200 (a)
Brazil — 1.2%
Brazil Letras do Tesouro Nacional	0.000%	1/1/26	344,000 BRL	51,769
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/25	6,000,000 BRL	1,035,274
Total Brazil				1,087,043
Colombia — 1.2%
Colombia Government International Bond, Senior Notes	3.250%	4/22/32	1,500,000	1,161,807
See Notes to Financial Statements.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

 Western Asset Global Corporate Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Indonesia — 2.4%
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	1,110,000	$1,072,632 (b)
Indonesia Treasury Bond	6.875%	4/15/29	17,850,000,000 IDR	1,146,062
Total Indonesia				2,218,694
Jordan — 0.3%
Jordan Government International Bond, Senior Notes	7.750%	1/15/28	250,000	256,844 (a)
Mexico — 4.4%
Mexican Bonos, Bonds	7.750%	5/29/31	54,030,000 MXN	2,423,436
Mexico Government International Bond, Senior Notes	4.350%	1/15/47	2,250,000	1,654,873 (b)
Total Mexico				4,078,309
Panama — 0.7%
Panama Government International Bond, Senior Notes	4.500%	5/15/47	1,000,000	691,900
Philippines — 0.4%
Philippine Government International Bond, Senior Notes	3.200%	7/6/46	500,000	359,707
Poland — 1.0%
Republic of Poland Government Bond	1.250%	10/25/30	4,800,000 PLN	935,395
Qatar — 0.5%
Qatar Government International Bond, Senior Notes	3.750%	4/16/30	500,000	482,771 (a)
Saudi Arabia — 0.5%
Saudi Government International Bond, Senior Notes	4.000%	4/17/25	500,000	498,246 (a)
Uruguay — 0.8%
Uruguay Government International Bond, Senior Notes	9.750%	7/20/33	30,000,000 UYU	740,311

Total Sovereign Bonds (Cost — $13,815,396)				13,787,815
Senior Loans — 11.1%
Consumer Discretionary — 2.7%
Diversified Consumer Services — 0.3%
WW International Inc., Initial Term Loan (1 mo. Term SOFR + 3.614%)	8.300%	4/13/28	1,250,000	313,069 (d)(l)(m)
Hotels, Restaurants & Leisure — 2.4%
Flutter Entertainment PLC, Term Loan B (3 mo. Term SOFR + 2.000%)	6.604%	11/29/30	890,756	891,647 (d)(l)(m)
Hilton Worldwide Finance LLC, Term Loan B4 (1 mo. Term SOFR + 1.750%)	6.488%	11/8/30	850,000	850,841 (d)(l)(m)
See Notes to Financial Statements.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
October 31, 2024
 Western Asset Global Corporate Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Hotels, Restaurants & Leisure — continued
Scientific Games International Inc., Term Loan B2 (1 mo. Term SOFR + 2.250%)	7.034%	4/14/29	486,225	$486,755 (d)(l)(m)
Total Hotels, Restaurants & Leisure				2,229,243

Total Consumer Discretionary				2,542,312
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Buckeye Partners LP, Term Loan B2 (1 mo. Term SOFR + 2.000%)	6.685%	11/22/30	497,503	497,080 (d)(l)(m)

Financials — 3.7%
Consumer Finance — 0.7%
Blackhawk Network Holdings Inc., Term Loan B (1 mo. Term SOFR + 5.000%)	9.685%	3/12/29	159,600	160,527 (d)(l)(m)
TransUnion Intermediate Holdings Inc., Term Loan B7 (1 mo. Term SOFR + 2.000%)	6.685%	12/1/28	496,253	496,821 (d)(l)(m)
Total Consumer Finance				657,348
Financial Services — 1.6%
Boost Newco Borrower LLC, Term Loan B1 (3 mo. Term SOFR + 2.500%)	7.104%	1/31/31	800,000	803,252 (d)(l)(m)
Citadel Securities LP, 2024 Term Loan Facility (1 mo. Term SOFR + 2.000%)	6.718%	10/31/31	713,302	714,083 (d)(l)(m)
Total Financial Services				1,517,335
Insurance — 0.8%
Asurion LLC, New Term Loan B10 (1 mo. Term SOFR + 4.100%)	8.785%	8/19/28	744,304	738,789 (d)(l)(m)
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Starwood Property Mortgage LLC, First Lien Term Loan B (1 mo. Term SOFR + 2.750%)	7.435%	11/18/27	496,212	498,539 (d)(l)(m)

Total Financials				3,412,011
Health Care — 0.5%
Life Sciences Tools & Services — 0.5%
IQVIA Inc., Term Loan B4 (3 mo. Term SOFR + 2.000%)	6.604%	1/2/31	496,250	498,448 (d)(l)(m)

Industrials — 1.7%
Passenger Airlines — 1.7%
Delta Air Lines Inc., Initial Term Loan (3 mo. Term SOFR + 3.750%)	8.367%	10/20/27	386,348	394,193 (d)(l)(m)
See Notes to Financial Statements.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

 Western Asset Global Corporate Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Passenger Airlines — continued
United Airlines Inc., Term Loan B (3 mo. Term SOFR + 2.750%)	7.385%	2/22/31	1,203,950	$1,208,140 (d)(l)(m)

Total Industrials				1,602,333
Information Technology — 1.3%
Electronic Equipment, Instruments & Components — 1.0%
Coherent Corp., Term Loan B1 (1 mo. Term SOFR + 2.500%)	7.185%	7/2/29	886,147	888,251 (d)(l)(m)
Software — 0.3%
Modena Buyer LLC, Initial Term Loan (3 mo. Term SOFR + 4.500%)	9.104%	7/1/31	280,000	269,034 (d)(l)(m)

Total Information Technology				1,157,285
Utilities — 0.7%
Electric Utilities — 0.7%
Vistra Operations Co. LLC, 2018 Incremental Term Loan (1 mo. Term SOFR + 2.000%)	6.685%	12/20/30	591,750	592,987 (d)(l)(m)

Total Senior Loans (Cost — $10,977,460)				10,302,456
Collateralized Mortgage Obligations(n) — 5.5%
Citigroup Commercial Mortgage Trust, 2015-P1 D	3.225%	9/15/48	630,000	570,749 (a)
CSAIL Commercial Mortgage Trust, 2015-C3 C	4.363%	8/15/48	600,000	495,565 (d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2020-DNA6 B1 (30 Day Average SOFR + 3.000%)	7.857%	12/25/50	440,000	476,230 (a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2022-DNA2 M1B (30 Day Average SOFR + 2.400%)	7.257%	2/25/42	225,000	230,295 (a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2021-R03 1M2 (30 Day Average SOFR + 1.650%)	6.507%	12/25/41	390,000	392,820 (a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2023-R06 1M2 (30 Day Average SOFR + 2.700%)	7.557%	7/25/43	790,000	818,323 (a)(d)
Federal National Mortgage Association (FNMA) — CAS, 2024-R02 1M2 (30 Day Average SOFR + 1.800%)	6.657%	2/25/44	730,000	735,502 (a)(d)
See Notes to Financial Statements.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
October 31, 2024
 Western Asset Global Corporate Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(n) — continued
JPMorgan Mortgage Trust, 2005-A5 1A2	5.094%	8/25/35	30,106	$28,496 (d)
Morgan Stanley Capital Trust, 2015- UBS8 C	4.576%	12/15/48	580,000	513,831 (d)
Morgan Stanley Capital Trust, 2016- BNK2 B	3.485%	11/15/49	610,000	503,519
UBS Commercial Mortgage Trust, 2018- C15 C	5.139%	12/15/51	405,000	370,842 (d)

Total Collateralized Mortgage Obligations (Cost — $4,874,670)				5,136,172
Convertible Bonds & Notes — 2.5%
Communication Services — 2.5%
Media — 2.5%
DISH Network Corp., Senior Notes	0.000%	12/15/25	2,110,000	1,886,467
DISH Network Corp., Senior Notes	3.375%	8/15/26	560,000	474,383

Total Convertible Bonds & Notes (Cost — $1,914,493)				2,360,850
Asset-Backed Securities — 1.1%
AGL CLO Ltd., 2024-35A E (3 mo. Term SOFR + 5.150%)	9.709%	1/21/38	120,000	120,000 (a)(d)(e)(h)
Bain Capital Credit CLO Ltd., 2020-3A DRR (3 mo. Term SOFR + 3.100%)	7.726%	10/23/34	340,000	340,000 (a)(d)
Goldentree Loan Management US CLO Ltd., 2020-8A ERR (3 mo. Term SOFR + 5.750%)	10.352%	10/20/34	280,000	280,000 (a)(d)
Oaktree CLO Ltd., 2022-2A D1R2 (3 mo. Term SOFR + 3.250%)	7.865%	10/15/37	240,000	240,000 (a)(d)

Total Asset-Backed Securities (Cost — $980,000)				980,000
			Shares
Common Stocks — 0.1%
Health Care — 0.1%
Pharmaceuticals — 0.1%
Endo Inc. (Cost — $74,455)			2,996	76,428 *
Total Investments before Short-Term Investments (Cost — $140,589,471)				144,756,956
	Rate	Maturity Date	Face Amount†
Short-Term Investments — 3.4%
U.S. Treasury Bills — 2.7%
U.S. Treasury Bills	3.892%	11/5/24	2,000,000	1,998,957 (o)
See Notes to Financial Statements.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

 Western Asset Global Corporate Opportunity Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — continued
U.S. Treasury Bills — continued
U.S. Treasury Bills	4.142%	11/7/24	500,000	$499,612 (o)

Total U.S. Treasury Bills (Cost — $2,498,548)				2,498,569
			Shares
Money Market Funds — 0.7%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $657,653)	4.821%		657,653	657,653 (p)(q)

Total Short-Term Investments (Cost — $3,156,201)				3,156,222
Total Investments — 159.0% (Cost — $143,745,672)				147,913,178
Liabilities in Excess of Other Assets — (59.0)%				(54,903,939)
Total Net Assets — 100.0%				$93,009,239

See Notes to Financial Statements.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
October 31, 2024
 Western Asset Global Corporate Opportunity Fund Inc.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 6).
(c)
Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the
United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Securities traded on a when-issued or delayed delivery basis.
(f)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	Security is fair valued in accordance with procedures approved by the Board of Directors (Note 1).
(i)	Security is valued using significant unobservable inputs (Note 1).
(j)	Value is less than $1.
(k)	The maturity principal is currently in default as of October 31, 2024.
(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(n)
Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(o)	Rate shown represents yield-to-maturity.
(p)	Rate shown is one-day yield as of the end of the reporting period.
(q)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At October 31, 2024, the total market value of investments in Affiliated
Companies was $657,653 and the cost was $657,653 (Note 9).

See Notes to Financial Statements.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

 Western Asset Global Corporate Opportunity Fund Inc.
Abbreviation(s) used in this schedule:
BRL	—	Brazilian Real
CAS	—	Connecticut Avenue Securities
CLO	—	Collateralized Loan Obligation
EUR	—	Euro
EURIBOR	—	Euro Interbank Offered Rate
GBP	—	British Pound
ICE	—	Intercontinental Exchange
IDR	—	Indonesian Rupiah
JSC	—	Joint Stock Company
LIBOR	—	London Interbank Offered Rate
MXN	—	Mexican Peso
PLN	—	Polish Zloty
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
SONIA	—	Sterling Overnight Index Average
USD	—	United States Dollar
UYU	—	Uruguayan Peso
At October 31, 2024, the Fund had the following open reverse repurchase agreements:
Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Deutsche Bank AG	5.080%	9/24/2024	12/18/2024	$2,454,527	Corporate Bonds & Notes Cash	$2,597,794 57,448
Deutsche Bank AG	5.200%	9/18/2024	12/18/2024	5,297,500	Corporate Bonds & Notes Cash	5,397,923 123,986
Deutsche Bank AG	5.500%	8/23/2024	11/1/2024	2,331,249	Corporate Bonds & Notes Cash	2,455,340 54,562
Deutsche Bank AG	5.670%	8/14/2024	11/14/2024	1,025,588	Corporate Bonds & Notes Cash	1,210,047 24,004
Goldman Sachs Group Inc.	5.500%	9/20/2024	TBD***	1,626,654	Corporate Bonds & Notes	2,184,791
See Notes to Financial Statements.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Schedule of investments (cont’d)
October 31, 2024
 Western Asset Global Corporate Opportunity Fund Inc.
Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Royal Bank of Canada	5.120%	11/1/2024	1/30/2025	$2,300,462	Corporate Bonds & Notes	$2,455,341
				$15,035,980		$16,561,236

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.
**	Including accrued interest.
***
TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements. The rates for these agreements are variable. The rate disclosed is the rate as of October 31, 2024.

At October 31, 2024, the Fund had the following open forward foreign currency contracts:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,865,342	MXN	36,866,621	JPMorgan Chase & Co.	1/15/25	$46,562
EUR	24,672,232	USD	27,196,695	Bank of America N.A.	1/16/25	(268,245)
GBP	345,050	USD	448,334	Bank of America N.A.	1/16/25	(3,507)
GBP	933,480	USD	1,222,704	Bank of America N.A.	1/16/25	(19,292)
CAD	2,940,570	USD	2,143,641	BNP Paribas SA	1/16/25	(25,909)
GBP	580,700	USD	759,263	BNP Paribas SA	1/16/25	(10,642)
GBP	1,584,600	USD	2,068,253	BNP Paribas SA	1/16/25	(25,436)
USD	412,028	EUR	374,952	BNP Paribas SA	1/16/25	2,788
Net unrealized depreciation on open forward foreign currency contracts						$(303,681)

Abbreviation(s) used in this table:
CAD	—	Canadian Dollar
EUR	—	Euro
GBP	—	British Pound
MXN	—	Mexican Peso
USD	—	United States Dollar

See Notes to Financial Statements.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

 Western Asset Global Corporate Opportunity Fund Inc.
Summary of Investments by Country# (unaudited)
United States	54.6%
Mexico	6.2
United Kingdom	6.2
Ireland	2.8
Brazil	2.5
Colombia	2.2
France	2.1
Indonesia	2.0
Spain	1.7
Luxembourg	1.4
Italy	1.2
Macau	1.2
Canada	1.1
Switzerland	1.1
Israel	1.0
Morocco	0.9
Kazakhstan	0.8
Peru	0.8
Germany	0.8
Cayman Islands	0.7
Poland	0.6
Belgium	0.6
Angola	0.6
South Africa	0.5
Netherlands	0.5
Uruguay	0.5
Panama	0.5
Guatemala	0.4
Saudi Arabia	0.3
Zambia	0.3
Qatar	0.3
Argentina	0.3
Denmark	0.3
China	0.3
Philippines	0.2
Singapore	0.2
Jordan	0.2
Short-Term Investments	2.1
100.0%

#	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2024, and are subject to change.
See Notes to Financial Statements.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Statement of assets and liabilities
October 31, 2024

Assets:
Investments in unaffiliated securities, at value (Cost — $143,088,019)	$147,255,525
Investments in affiliated securities, at value (Cost — $657,653)	657,653
Foreign currency, at value (Cost — $229,845)	187,013
Cash	9,949
Receivable for open reverse repurchase agreements (Note 3)	2,300,462
Receivable for securities sold	1,908,266
Interest receivable	1,852,731
Deposits with brokers for open reverse repurchase agreements	260,000
Unrealized appreciation on forward foreign currency contracts	49,350
Dividends receivable from affiliated investments	43,172
Prepaid expenses	3,206
Total Assets	154,527,327
Liabilities:
Loan payable (Note 6)	44,000,000
Payable for open reverse repurchase agreements (Note 3)	15,035,980
Distributions payable	917,367
Payable for securities purchased	620,000
Unrealized depreciation on forward foreign currency contracts	353,031
Interest and commitment fees payable	343,993
Investment management fee payable	95,567
Directors’ fees payable	1,942
Accrued foreign capital gains tax	489
Accrued expenses	149,719
Total Liabilities	61,518,088
Total Net Assets	$93,009,239
Net Assets:
Par value ($0.001 par value; 7,519,400 shares issued and outstanding; 100,000,000 shares authorized)	$7,519
Paid-in capital in excess of par value	149,890,917
Total distributable earnings (loss)	(56,889,197)
Total Net Assets	$93,009,239
Shares Outstanding	7,519,400
Net Asset Value	$12.37
See Notes to Financial Statements.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Statement of operations
For the Year Ended October 31, 2024

Investment Income:
Interest	$19,203,352
Dividends from affiliated investments	142,269
Less: Foreign taxes withheld	(3,852)
Total Investment Income	19,341,769
Expenses:
Interest expense (Notes 3 and 6)	5,513,518
Investment management fee (Note 2)	2,173,556
Transfer agent fees	166,185
Legal fees	104,317
Directors’ fees	64,986
Audit and tax fees	57,887
Shareholder reports	42,411
Fund accounting fees	29,108
Commitment fees (Note 6)	15,658
Stock exchange listing fees	12,500
Insurance	2,160
Custody fees	192
Miscellaneous expenses	41,411
Total Expenses	8,223,889
Less: Fee waivers and/or expense reimbursements (Note 2)	(107,221)
Net Expenses	8,116,668
Net Investment Income	11,225,101
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	3,885,347
Futures contracts	(7,915)
Forward foreign currency contracts	691,815
Foreign currency transactions	24,088
Net Realized Gain	4,593,335
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	14,446,830 †
Forward foreign currency contracts	(305,562)
Foreign currencies	12,519
Change in Net Unrealized Appreciation (Depreciation)	14,153,787
Net Gain on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	18,747,122
Increase in Net Assets From Operations	$29,972,223

†	Net of change in accrued foreign capital gains tax of $489.
See Notes to Financial Statements.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2024	2023
Operations:
Net investment income	$11,225,101	$13,249,080
Net realized gain (loss)	4,593,335	(14,354,575)
Change in net unrealized appreciation (depreciation)	14,153,787	8,640,854
Increase in Net Assets From Operations	29,972,223	7,535,359
Distributions to Shareholders From (Note 1):
Total distributable earnings	(11,546,458)	(12,694,110)
Return of capital	(7,339,809)	(5,454,180)
Decrease in Net Assets From Distributions to Shareholders	(18,886,267)	(18,148,290)
Fund Share Transactions:
Cost of shares repurchased through tender offer (7,429,768 and 0 shares repurchased, respectively) (Note 5)	(96,289,793)	—
Decrease in Net Assets From Fund Share Transactions	(96,289,793)	—
Decrease in Net Assets	(85,203,837)	(10,612,931)
Net Assets:
Beginning of year	178,213,076	188,826,007
End of year	$93,009,239	$178,213,076
See Notes to Financial Statements.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Statement of cash flows
For the Year Ended October 31, 2024

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$29,972,223
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(123,801,070)
Sales of portfolio securities	259,382,347
Net purchases, sales and maturities of short-term investments	79,274
Net amortization of premium (accretion of discount)	(3,965,915)
Increase in receivable for securities sold	(1,455,103)
Decrease in interest receivable	1,977,372
Increase in prepaid expenses	(1,673)
Increase in dividends receivable from affiliated investments	(31,880)
Decrease in payable for securities purchased	(160,413)
Decrease in investment management fee payable	(85,430)
Decrease in Directors’ fees payable	(1,700)
Decrease in interest and commitment fees payable	(114,453)
Decrease in accrued expenses	(11,417)
Net realized gain on investments	(3,885,347)
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	(14,141,268)
Net Cash Provided in Operating Activities*	143,755,547
Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(19,493,715)
Proceeds from loan facility borrowings	3,000,000
Repayment of loan facility borrowings	(40,000,000)
Increase in receivable for open reverse repurchase agreements	(2,300,462)
Increase in payable for open reverse repurchase agreements	11,044,319
Payment for shares repurchased through tender offer	(96,289,793)
Net Cash Used by Financing Activities	(144,039,651)
Net Decrease in Cash and Restricted Cash	(284,104)
Cash and restricted cash at beginning of year	741,066
Cash and restricted cash at end of year	$456,962

*	Included in operating expenses is $5,643,629 paid for interest and commitment fees on borrowings.
The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of
Cash Flows.
October 31, 2024
Cash	$196,962
Restricted cash	260,000
Total cash and restricted cash shown in the Statement of Cash Flows	$456,962
Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations for reverse repurchase agreements. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.
See Notes to Financial Statements.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31:
	2024[1]	2023[1]	2022[1]	2021[1]	2020[1]
Net asset value, beginning of year	$11.92	$12.63	$18.06	$17.91	$18.41
Income (loss) from operations:
Net investment income	0.78	0.89	1.04	1.07	1.03
Net realized and unrealized gain (loss)	0.99	(0.39)	(5.26)	0.29	(0.32)
Total income (loss) from operations	1.77	0.50	(4.22)	1.36	0.71
Less distributions from:
Net investment income	(0.81)	(0.85)	(0.55)	(0.94)	(1.01)
Return of capital	(0.51)	(0.36)	(0.66)	(0.27)	(0.20)
Total distributions	(1.32)	(1.21)	(1.21)	(1.21)	(1.21)
Anti-dilutive impact of repurchase plan	—	—	—	—	0.00 [2,3]
Anti-dilutive impact of tender offer	(0.00)[2,4]	—	—	—	—
Net asset value, end of year	$12.37	$11.92	$12.63	$18.06	$17.91
Market price, end of year	$11.90	$11.36	$11.70	$18.16	$16.53
Total return, based on NAV[5,6]	15.14%	3.65%	(24.14)%	7.62%	4.27%
Total return, based on Market Price[7]	16.48%	6.98%	(29.96)%	17.43%	2.25%
Net assets, end of year (000s)	$93,009	$178,213	$188,826	$269,831	$267,615
Ratios to average net assets:
Gross expenses	4.49%	4.01%	2.12%	1.53%	1.94%
Net expenses[8,9]	4.43	4.01	2.12	1.53	1.93
Net investment income	6.13	6.82	6.80	5.73	5.79
Portfolio turnover rate	47%	37%	81%	35%	50%
Supplemental data:
Loan Outstanding, End of Year (000s)	$44,000	$81,000	$83,000	$90,000	$90,000
Asset Coverage Ratio for Loan Outstanding[10]	311%	320%	328%	400%	397%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[10]	$3,114	$3,200	$3,275	$3,998	$3,974
Weighted Average Loan (000s)	$78,891	$81,477	$86,510	$90,000	$88,716
Weighted Average Interest Rate on Loan	6.18%	5.56%	1.69%	0.76%	1.75%

See Notes to Financial Statements.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

[1]	Per share amounts have been calculated using the average shares method.
[2]	Amount represents less than $0.005 or greater than $(0.005) per share.
[3]	The repurchase plan was completed at an average repurchase price of $12.30 for 2,114 shares and $26,011 for the year ended October 31, 2020.
[4]	The tender offer was completed at a price of $12.96 for 7,429,768 shares and $96,289,793 for the year ended October 31, 2024.
[5]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.
In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
[7]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[8]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.
[9]	Reflects fee waivers and/or expense reimbursements.
[10]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.
See Notes to Financial Statements.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Notes to financial statements
1. Organization and significant accounting policies
Western Asset Global Corporate Opportunity Fund Inc. (formerly Western Asset Global Corporate Defined Opportunity Fund Inc.) (the “Fund”) was incorporated in Maryland on September 17, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.
At the Fund’s Special Meeting held on June 10, 2024, stockholders approved the proposal to convert the Fund to a perpetual fund by eliminating the Fund’s term, which was scheduled to end at the close of business on December 2, 2024, and eliminating the Fund’s fundamental policy to liquidate on or about December 2, 2024. Since the Fund maintained at least $50 million of net assets following a tender offer (See Note 5, “Tender Offer”), the Fund changed its name from “Western Asset Global Corporate Defined Opportunity Fund Inc.” to “Western Asset Global Corporate Opportunity Fund Inc.” and the conversion became effective on November 1, 2024.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.
Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$26,798,149	$0 *	$26,798,149
Health Care	—	9,986,977	0 *	9,986,977
Other Corporate Bonds & Notes	—	75,328,109	—	75,328,109
Sovereign Bonds	—	13,787,815	—	13,787,815
Senior Loans	—	10,302,456	—	10,302,456
Collateralized Mortgage Obligations	—	5,136,172	—	5,136,172
Convertible Bonds & Notes	—	2,360,850	—	2,360,850
Asset-Backed Securities	—	980,000	—	980,000
Common Stocks	—	76,428	—	76,428
Total Long-Term Investments	—	144,756,956	0 *	144,756,956
Short-Term Investments†:
U.S. Treasury Bills	—	2,498,569	—	2,498,569
Money Market Funds	$657,653	—	—	657,653
Total Short-Term Investments	657,653	2,498,569	—	3,156,222
Total Investments	$657,653	$147,255,525	$0 *	$147,913,178

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$49,350	—	$49,350
Total	$657,653	$147,304,875	—	$147,962,528
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$353,031	—	$353,031

†	See Schedule of Investments for additional detailed categorizations.
*	Amount represents less than $1.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.
Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract,
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)
the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.
The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.
(e) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

(f) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.
Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.
(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)
emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.
(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.
With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.
The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.
Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.
As of October 31, 2024, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $353,031. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.
(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)
ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.
(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2024, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. As of October 31, 2024, there were $489 of capital gains tax liabilities accrued on unrealized gains.
(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Ltd

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

(“Western Asset Japan”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. FTFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
FTFA provides administrative and certain oversight services to the Fund. The Fund pays FTFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus the amount of any borrowings and assets attributable to any preferred stock that may be outstanding (“managed assets”).
FTFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Singapore, Western Asset Japan and Western Asset London provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, FTFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. Western Asset Singapore, Western Asset Japan and Western Asset London do not receive any compensation from the Fund. Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.
During periods in which the Fund utilizes financial leverage, the fees paid to FTFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.
The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).
Effective June 10, 2024, FTFA implemented a voluntary investment management fee waiver of 0.10% that will continue until June 10, 2026.
During the year ended October 31, 2024, fees waived and/or expenses reimbursed amounted to $107,221, which included an affiliated money market fund waiver of $2,672.
All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)
3. Investments
During the year ended October 31, 2024, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$115,074,686	$8,726,384
Sales	250,453,297	8,929,050
At October 31, 2024, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$145,845,501	$7,067,718	$(5,000,041)	$2,067,677
Forward foreign currency contracts	—	49,350	(353,031)	(303,681)
Transactions in reverse repurchase agreements for the Fund during the year ended October 31, 2024, were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$9,703,825	5.638%	$16,015,109

* Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.
Interest rates on reverse repurchase agreements ranged from 5.080% to 6.000% during the year ended October 31, 2024. Interest expense incurred on reverse repurchase agreements totaled $556,214.
4. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2024.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$49,350

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$353,031

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2024. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(7,915)	—	$(7,915)
Forward foreign currency contracts	—	$691,815	691,815
Total	$(7,915)	$691,815	$683,900

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(305,562)
During the year ended October 31, 2024, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$37,644
Forward foreign currency contracts (to buy)	27,279,550
Forward foreign currency contracts (to sell)	3,618,603

†	At October 31, 2024, there were no open positions held in this derivative.
The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2024.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of America N.A.	—	$(291,044)	$(291,044)	—	$(291,044)
BNP Paribas SA	$2,788	(61,987)	(59,199)	—	(59,199)
JPMorgan Chase & Co.	46,562	—	46,562	—	46,562
Total	$49,350	$(353,031)	$(303,681)	—	$(303,681)
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
5. Tender offer
At the Fund’s re-convened Special Meeting of Stockholders held on June 10, 2024, stockholders approved a proposal to convert the Fund to a perpetual fund by eliminating the Fund’s term, which was scheduled to end at the close of business on December 2, 2024, and eliminating the Fund’s fundamental policy to liquidate on or about December 2, 2024 each of which will only be effective upon at least $50 million of net assets remaining in the Fund following the completion of a tender offer. The tender offer was conducted at a price per share equal to 100% of the Fund’s net asset value per Share on the day on which the tender offer expires. The tender offer commenced on September 3, 2024 and expired on October 1, 2024. On October 2, 2024, the Fund announced the final results of the tender offer. A total of 7,429,768 Shares were duly tendered and not withdrawn, representing approximately 49.70% of the Fund’s common shares outstanding. The Shares accepted for tender were repurchased at a price of $12.96 per Share, equal to 100% of the per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on October 1, 2024. Shares that were not tendered will remain outstanding.
6. Loan
The Fund entered into a Margin Loan and Security Agreement (the “Credit Agreement”) with Bank of America, N.A. (“BofA”) that allows the Fund to borrow up to an aggregate amount of $50,000,000 ($90,000,000 prior to October 22, 2024) and renews daily for a 179-day term unless notice to the contrary is given to the Fund. The Fund pays interest on borrowings calculated based on SOFR plus applicable margin. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.20% except that the commitment fee is 0.15% when the aggregate outstanding balance of the loan is equal to or greater than 50% of the maximum commitment amount. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of BofA. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the Credit Agreement for the year ended October 31, 2024 was $4,957,265. For the year ended October 31, 2024, the Fund incurred commitment fees in the amount of $15,658. For the year ended October 31, 2024, the average daily loan balance was $78,890,710 and the weighted average interest rate was 6.18%. At October 31, 2024, the Fund had $44,000,000 of borrowings outstanding per the Credit Agreement.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

7. Distributions subsequent to October 31, 2024
The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
10/24/2024	11/1/2024	$0.1220
11/21/2024	12/2/2024	$0.1220
12/23/2024	12/31/2024	$0.1220
1/24/2025	2/3/2025	$0.1220
2/21/2025	3/3/2025	$0.1220
8. Stock repurchase program
On March 10, 2014, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to 1,600,000 shares of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to the net asset value. The Board directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the years ended October 31, 2024 and October 31, 2023, the Fund did not repurchase any shares.
Since the Fund’s commencement of the stock repurchase program through October 31, 2024, the Fund repurchased 408,350 shares or 2.66% of its common shares outstanding for the total amount of $7,013,966. The anti-dilutive impact of these share repurchases is included on the Financial Highlights.
9. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended October 31, 2024. The following transactions were effected in such company for the year ended October 31, 2024.

	Affiliate Value at October 31, 2023	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$2,475,438	$198,378,009	198,378,009	$200,195,794	200,195,794
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Notes to financial statements (cont’d)

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2024
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$142,269	—	$657,653
10. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2024	2023
Distributions paid from:
Ordinary income	$11,546,458	$12,694,110
Tax return of capital	7,339,809	5,454,180
Total distributions paid	$18,886,267	$18,148,290
As of October 31, 2024, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(57,989,878)
Other book/tax temporary differences(a)	(613,685)
Unrealized appreciation (depreciation)(b)	1,714,366
Total distributable earnings (loss) — net	$(56,889,197)

*
These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. Losses may be subject to limitation under
IRC Section 382 in future periods.

(a)
Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains
(losses) on foreign currency contracts, the difference between cash and accrual basis distributions paid and book/tax differences in the timing of the deductibility of various expenses.

(b)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities and book/tax differences in the accrual of interest income on securities in default.

Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Report of independent registered public accounting firm
To the Board of Directors and Shareholders of Western Asset Global Corporate Opportunity Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global Corporate Opportunity Fund Inc. (the “Fund”) as of October 31, 2024, the related statements of operations and cash flows for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
December 20, 2024
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.
Western Asset Global Corporate Opportunity Fund Inc. 2024 Annual Report

Board approval of management and
subadvisory agreements (unaudited)
Background
The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global Corporate Opportunity Fund Inc. (formerly known as Western Asset Global Corporate Defined Opportunity Fund Inc.) (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management agreement (the “Management Agreement”) between the Fund and the Fund’s manager, Franklin Templeton Fund Adviser, LLC (formerly, Legg Mason Partners Fund Advisor, LLC) (“FTFA” or the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) and Western Asset Management Company Ltd (“Western Asset Japan,” and together with Western Asset, Western Asset London and Western Asset Singapore, collectively, the “Sub-Advisers”), with respect to the Fund.
At an in-person meeting (the “Contract Renewal Meeting”) held on May 20-21, 2024, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered extensive information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Franklin Templeton Closed-end Funds”), certain portions of which are discussed below.
A presentation made by the Manager and the Sub-Advisers to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Franklin Templeton Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and experience gained as members of the Boards of the Fund and other Franklin Templeton Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers. The information received and considered by the Board (including its various committees) in conjunction with both the Contract Renewal Meeting and throughout the year was both written and oral. The contractual arrangements discussed

Western Asset Global Corporate Opportunity Fund Inc.

below are the product of multiple years of review and negotiation and information received and considered by the Board during each of those years.
At a meeting held on April 26, 2024, the Independent Directors, in preparation for the Contract Renewal Meeting, met in a private session with their independent legal counsel to review the Contract Renewal Information regarding the Franklin Templeton Closed-end Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Advisers participated in this meeting. Following the April 26, 2024 meeting, the Independent Directors submitted certain questions and requests for additional information to Fund management. The Independent Directors also met in private sessions with their independent legal counsel to consider the Contract Renewal Information and Fund management’s responses to the Independent Directors’ questions and requests for additional information in advance of and during the Contract Renewal Meeting. The discussion below reflects all of these reviews.
The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers pursuant to the Sub-Advisory Agreements.
Board Approval of Management Agreement and Sub-Advisory Agreements
The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Directors received a memorandum discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Directors considered the Management Agreement and each Sub-Advisory Agreement separately during the course of their review. In doing so, they noted the respective roles of the Manager and the Sub-Advisers in providing services to the Fund.
In approving the continuation of the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Directors, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreements. Each Director may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreements.
After considering all relevant factors and information, the Board, exercising its reasonable business judgment, determined that the continuation of the Management Agreement and
Western Asset Global Corporate Opportunity Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
Sub-Advisory Agreements were in the best interests of the Fund’s stockholders and approved the continuation of each such agreement for an additional one-year period.
Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreements
The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services provided by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board observed that the scope of services provided by the Manager and the Sub-Advisers, and of the undertakings required of the Manager and Sub-Advisers in connection with those services, including maintaining and monitoring their respective compliance programs as well as the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Sub-Advisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks borne by the Manager, the Sub-Advisers and their respective affiliates on behalf of the Fund, including entrepreneurial, operational, reputational, litigation and regulatory risks, as well as the Manager’s and the Sub-Advisers’ risk management processes.
The Board reviewed the qualifications, backgrounds, and responsibilities of the Manager’s senior personnel and the Sub-Advisers’ portfolio management teams primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Sub-Advisers. The Board recognized the importance of having a fund manager with significant resources.
The Board considered the division of responsibilities between the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and other fund service providers and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London, Western Asset Singapore and Western Asset Japan. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee.
In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund stockholders, in

Western Asset Global Corporate Opportunity Fund Inc.

pursuing their investment goals and objectives, may have purchased their shares of the Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Advisers, as well as the resources available to the Manager and the Sub-Advisers.
The Board concluded that, overall, the nature, extent, and quality of the management and other services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreements were satisfactory.
Fund Performance
The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge Performance Information generally useful, they recognized its limitations, including that the data may vary depending on the end date selected, and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that Board members had received and discussed with the Manager and the Sub-Advisers information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in view of overall financial market conditions.
The Broadridge Performance Information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all leveraged closed-end global income funds classified by Broadridge, regardless of asset size, showed, among other data, that based on net asset value per share, the Fund’s performance was below the median for the 1- and 3-year periods ended December 31, 2023, was equal to the median for the 5-year period ended December 31, 2023, and was above the median for the 10-year period ended December 31, 2023. The Board noted the explanations from the Manager and the Sub-Advisers regarding the Fund’s relative performance versus the Performance Universe for the various periods.
Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its stockholders.
Western Asset Global Corporate Opportunity Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
Management and Sub-Advisory Fees and Expense Ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fee (the “Actual Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable by the Manager to the Sub-Advisers under the Sub-Advisory Agreements in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Sub-Advisory Fee payable to Western Asset under its Sub-Advisory Agreement with the Manager is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s stockholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London, Western Asset Singapore and Western Asset Japan under their respective Sub-Advisory Agreements with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London, Western Asset Singapore and Western Asset Japan does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.
In addition, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in an expense group (the “Expense Group”), as well as a broader group of funds, each selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. It was noted that while the Board found the Broadridge Expense Information generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group.
The Broadridge Expense Information showed that the Fund’s Contractual Management Fee was below the median. The Broadridge Expense Information also showed that the Fund’s Actual Management Fee was above the median based on common share assets and was below the median based on leveraged assets. The Broadridge Expense Information also showed that the Fund’s actual total expenses were above the median based on both common share assets and leveraged assets. The Board took into account management’s discussion of the Fund’s expenses and noted the limited size of the Expense Group.
The Board also reviewed Contract Renewal Information regarding fees charged by the Manager and/or the Sub-Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers, and that the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements

Western Asset Global Corporate Opportunity Fund Inc.

for listing on the New York Stock Exchange, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.
The Board considered the overall management fee, the fees of the Sub-Advisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in view of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.
Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the Sub-Advisory Fees were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers to the Fund under the Management Agreement and the Sub-Advisory Agreements, respectively.
Manager Profitability
The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended September 30, 2023 and September 30, 2022. The Board also received profitability information with respect to the Franklin Templeton fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager in the case of Western Asset and by Western Asset in the case of Western Asset London, Western Asset Singapore and Western Asset Japan, not the Fund, although the Board noted the affiliation of the Manager with the Sub-Advisers. The profitability of the Manager and its affiliates was considered by the Board to be reasonable in view of the nature, extent and quality of services provided to the Fund.
Economies of Scale
The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund it has limited ability to increase its assets. The Board determined that the management fee structure was appropriate under the circumstances. For similar reasons as stated above with respect to the Sub-Advisers’ profitability and the costs of the Sub-Advisers’ provision of services, the Board did not consider the potential for economies of scale in the Sub-Advisers’ management of the Fund to be a material factor in the Board’s consideration of the Sub-Advisory Agreements.
Western Asset Global Corporate Opportunity Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
Other Benefits to the Manager and the Sub-Advisers
The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to the Fund’s stockholders. In view of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Sub-Advisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates, including the Sub-Advisers, were reasonable.

Western Asset Global Corporate Opportunity Fund Inc.

Additional shareholder information (unaudited)
Results of special meeting of shareholders
A Special Meeting of Shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. was held on June 7, 2024 and re-convened on June 10, 2024 for the purpose of considering and voting upon the proposal presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:
Proposal to Convert Fund to a Perpetual Fund
To convert the Fund to a perpetual fund by (1) amending the Fund’s articles of incorporation (the “Charter”) to eliminate the Fund’s term, which is currently scheduled to end at the close of business on December 2, 2024 (the “Term Date”), and (2) eliminating the Fund’s fundamental policy to liquidate on or about December 2, 2024 (the “Proposal”), each of which will only be effective upon at least $50 million of net assets remaining in the Fund following the completion of a tender offer

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,502,732	1,722,517	234,908	N/A
Western Asset Global Corporate Opportunity Fund Inc.

Additional information (unaudited)
Information about Directors and Officers
The business and affairs of Western Asset Global Corporate Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.
Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.
Independent Directors†
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years
Member of the Advisory Committee of the Dispute Resolution
Research Center at the Kellogg Graduate School of Business,
Northwestern University (2002 to 2016); formerly, Deputy
General Counsel responsible for western hemisphere matters
for BP PLC (1999 to 2001); Associate General Counsel at Amoco
Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998)
(Amoco merged with British Petroleum in 1998 forming BP PLC)

Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years	None
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years	None

Western Asset Global Corporate Opportunity Fund Inc.

Independent Directors† (cont’d)
Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during the past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years	None
Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, and Pricing and Valuation Committees, and Chair of Compensation Committee, Class I
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during the past five years
Emeritus Professor of French and Italian (since 2014) and
formerly, Vice President and Dean of The College of Liberal Arts
(1984 to 2009) and Professor of French and Italian (2009 to 2014)
at Drew University

Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years	None
Anthony Grillo*
Year of birth	1955
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class I
Term of office[1] and length of time served	Since 2024
Principal occupation(s) during the past five years
Retired; Founder, Managing Director and Partner of American
Securities Opportunity Funds (private equity and credit firm)
(2006 to 2018); formerly, Senior Managing Director of Evercore
Partners Inc. (investment banking) (2001 to 2004); Senior
Managing Director of Joseph Littlejohn & Levy, Inc. (private equity firm) (1999 to 2001); Senior Managing Director of The
Blackstone Group L.P. (private equity and credit firm) (1991 to
1999)

Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years	Director of Littelfuse, Inc. (electronics manufacturing) (since 1991); formerly, Director of Oaktree Acquisition Corp. II (2020 to 2022); Director of Oaktree Acquisition Corp. (2019 to 2021)
Western Asset Global Corporate Opportunity Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Independent Directors† (cont’d)
Eileen A. Kamerick**
Year of birth	1958
Position(s) held with Fund[1]	Chair and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during the past five years
Chief Executive Officer, The Governance Partners, LLC
(consulting firm) (since 2015); National Association of Corporate
Directors Board Leadership Fellow (since 2016, with Directorship
Certification since 2019) and NACD 2022 Directorship 100
honoree; Adjunct Professor, Georgetown University Law Center
(since 2021); Adjunct Professor, The University of Chicago Law
School (since 2018); Adjunct Professor, University of Iowa
College of Law (since 2007); formerly, Chief Financial Officer,
Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer,
Houlihan Lokey (international investment bank) and President,
Houlihan Lokey Foundation (2010 to 2012)

Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years
Director, VALIC Company I (since October 2022); Director of ACV
Auctions Inc. (since 2021); Director of Associated Banc-Corp
(financial services company) (since 2007); formerly, Director of
Hochschild Mining plc (precious metals company) (2016
to 2023); formerly Trustee of AIG Funds and Anchor Series Trust
(2018 to 2021)

Nisha Kumar
Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of the Audit Committee, Class II
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years
Formerly, Managing Director and the Chief Financial Officer and
Chief Compliance Officer of Greenbriar Equity Group, LP (2011
to 2021); formerly, Chief Financial Officer and Chief
Administrative Officer of Rent the Runway, Inc. (2011); Executive
Vice President and Chief Financial Officer of AOL LLC, a
subsidiary of Time Warner Inc. (2007 to 2009); Member of the
Council of Foreign Relations

Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years
Director of Birkenstock Holding plc (since 2023); Director of The
India Fund, Inc. (since 2016); formerly, Director of Aberdeen
Income Credit Strategies Fund (2017 to 2018); and Director of
The Asia Tigers Fund, Inc. (2016 to 2018)

Western Asset Global Corporate Opportunity Fund Inc.

Independent Directors† (cont’d)
Peter Mason*
Year of birth	1959
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class I
Term of office[1] and length of time served	Since 2024
Principal occupation(s) during the past five years	Arbitrator and Mediator (self-employed) (since 2021); formerly, Global General Counsel of UNICEF (non-governmental organization) (1998-2021)
Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years	Chairman of University of Sydney USA Foundation (since 2020); Director of the Radio Workshop US, Inc. (since 2023)
Hillary A. Sale*
Year of birth	1961
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class II
Term of office[1] and length of time served	Since 2024
Principal occupation(s) during the past five years
Agnes Williams Sesquicentennial Professor of Leadership and
Corporate Governance, Georgetown Law; and Professor of
Management, McDonough School of Business (since 2018);
formerly, Associate Dean for Strategy, Georgetown Law (2020-
2023); National Association of Corporate Directors Board Faculty
Member (since 2021); formerly, a Member of the Board of
Governors of FINRA (2016-2022)

Number of portfolios in fund complex overseen by Director (including the Fund)	16
Other board memberships held by Director during the past five years
CBOE U.S. Securities Exchanges, CBOE Futures Exchange, and
CBOE SEF, Director (since 2022); Advisory Board Member of
Foundation Press (academic book publisher) (since 2019); Chair of DirectWomen Board Institute (since 2019); formerly, Member of DirectWomen Board (nonprofit) (2007-2022)

Western Asset Global Corporate Opportunity Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Interested Director and Officer
Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years
Senior Vice President, Fund Board Management, Franklin
Templeton (since 2020); Officer and/or Trustee/Director of 115 funds associated with FTFA or its affiliates (since 2015);
President and Chief Executive Officer of FTFA (since 2015);
formerly, Senior Managing Director (2018 to 2020) and
Managing Director (2016 to 2018) of Legg Mason & Co., LLC
(“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)

Number of portfolios in fund complex overseen by Director (including the Fund)	Trustee/Director of Franklin Templeton funds consisting of 115 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other board memberships held by Director during the past five years	None

Additional Officers
Fred Jensen
Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during the past five years
Director - Global Compliance of Franklin Templeton (since 2020);
Managing Director of Legg Mason & Co. (2006 to 2020); Director
of Compliance, Legg Mason Office of the Chief Compliance
Officer (2006 to 2020); formerly, Chief Compliance Officer of
Legg Mason Global Asset Allocation (prior to 2014); Chief
Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve
Funds (investment adviser, funds and broker-dealer) (2004) and
Ambac Financial Group (investment adviser, funds and broker-
dealer) (2000 to 2003)

Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2023
Principal occupation(s) during the past five years
Associate General Counsel of Franklin Templeton (since 2020);
Secretary and Chief Legal Officer of certain funds associated with Legg Mason & Co. or its affiliates since 2020); Assistant
Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co.
(2005 to 2020)

Western Asset Global Corporate Opportunity Fund Inc.

Additional Officers (cont’d)
Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2022
Principal occupation(s) during the past five years
Senior Associate General Counsel of Franklin Templeton
(since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its
affiliates (since 2006); Secretary of LM Asset Services, LLC
(“LMAS”) (since 2002) and Legg Mason Fund Asset
Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy
General Counsel of Legg Mason & Co. (2005 to 2020) and
Assistant Secretary of certain funds in the fund complex (2006 to 2022)

Christopher Berarducci
Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years
Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and Principal
Financial Officer (since 2019) of certain funds associated with
Legg Mason & Co. or its affiliates; formerly, Managing
Director (2020), Director (2015 to 2020), and Vice President (2011
to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2009
Principal occupation(s) during the past five years
U.S. Fund Board Team Manager, Franklin Templeton (since 2020);
Senior Vice President of certain funds associated with Legg
Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of
LMAS and LMFAM (since 2015); formerly, Managing Director of
Legg Mason & Co. (2005 to 2020); Senior Vice President of
LMFAM (2013 to 2015)

†
Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).
*
Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became Directors of the Fund.
**
Effective November 15, 2024, Ms. Kamerick became Chair of the Board.
Western Asset Global Corporate Opportunity Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
1
The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2026, year 2027 and year 2025, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.
2
Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of FTFA and certain of its affiliates.

Western Asset Global Corporate Opportunity Fund Inc.

Annual chief executive officer and
principal financial officer certifications (unaudited)
The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
Western Asset Global Corporate Opportunity Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Franklin Resources Inc.
Compliance Department
280 Park Ave, 8th Floor
New York, NY 10017
Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Global Corporate Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited)
Investment Objectives
The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.
Principal Investment Policies and Strategies
The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed income securities of varying maturities. “Fixed income securities” include bonds, debentures, notes, commercial paper and other similar types of debt instruments, as well as preferred stock, convertible securities, Senior Loans, Second Lien Loans, loan participations, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances. Corporate securities are those securities that are issued or originated by U.S. or foreign public or private corporations and other business entities, and do not include securities issued by governments, agencies or supranational entities. Certain fixed income instruments, such as convertible securities, may also include the right to participate in equity appreciation, and Western Asset will generally evaluate those instruments based primarily on their debt characteristics. The Fund is not required to dispose of common stock if, due to a conversion of convertible securities into the underlying shares of common stock, less than 80% of the Fund’s managed assets are invested in corporate fixed income securities. However, under normal circumstances, the Fund will be restricted from investing in any securities that are not U.S. and foreign corporate fixed income securities until the Fund regains such 80% threshold.  While the common stock issued by the Fund will not be rated by a nationally recognized statistical rating organization, it is expected that, under normal market conditions, the Fund will maintain on an ongoing basis a dollar-weighted average credit quality of portfolio holdings of at least BBB- or higher by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), or comparable quality as determined by Western Asset. The Fund will not include derivative instruments for the purpose of calculating the dollar-weighted average credit quality of the Fund’s portfolio holdings.
The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements for investment, hedging and risk management purposes; provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its managed assets. With respect to this limitation, the Fund may net derivatives with opposite exposure to the same underlying instrument. Notwithstanding the foregoing, the Fund may invest without limitation in derivative instruments related to currencies, including options contracts, futures contracts, options on futures contracts, forward contracts and swap agreements and combinations thereof; provided that such currency derivatives are used for hedging purposes only. To the
Western Asset Global Corporate Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
extent that the security or index underlying the derivative or synthetic instrument is or is composed of U.S. or foreign corporate fixed income securities, the Fund will include such derivative and synthetic instruments for the purposes of the Fund’s policy to invest at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed income securities.
The Fund’s investments may be denominated in U.S. dollars or in foreign currencies. Under normal market conditions, the Fund will invest at least 40% of its managed assets in fixed income securities of foreign issuers organized or having a principal place of business outside of the United States, including in emerging market countries. A “foreign issuer” is a company, government or agency which is organized or has a principal place of business outside of the United States. Western Asset will select securities from a diverse selection of countries around the world, focusing on high real yields, pricing inefficiencies and improving credit conditions that offer income opportunities. The Fund has no present intention to invest a significant portion of its managed assets in a specific geographical region.
The Fund may invest up to 35% of its managed assets in fixed income securities of below investment grade quality. Below investment grade fixed income securities are rated below “BBB-” by S&P or Fitch, below “Baa3” by Moody’s or comparably rated by another NRSRO or, if unrated, determined by Western Asset to be of comparable quality. Below investment grade fixed income securities are commonly referred to as “high-yield” or “junk” bonds and are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.
If a fixed income security is considered investment grade at the time of investment and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If as a result of downgrades, the Fund’s holdings of below investment grade fixed income securities rises above 35% of the Fund’s managed assets, the Fund would, under normal circumstances, be restricted from investing in any additional below investment grade securities until the Fund otherwise reduced its holdings below the 35% cap. With respect to securities that are downgraded, Western Asset will consider what action, including the sale of the security, is in the best interests of the Fund and its stockholders.
The Fund may invest up to 20% of its managed assets in government debt securities, including those of emerging market issuers or of other non-U.S. issuers.
The Fund may invest up to 20% of its managed assets in mortgage-backed and asset-backed securities.

Western Asset Global Corporate Opportunity Fund Inc.

The Fund may invest up to 20% of its managed assets in securities that, at the time of investment, are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.
The Fund may enter into various interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into, among other things, fixed-for-floating rate swaps in the same currency, fixed-for-floating rate swaps in different currencies, floating-for-floating rate swaps in the same currency, floating-for-floating rate swaps in different currencies, or fixed-for-fixed rate swaps in different currencies. The Fund may enter into total return swaps. The Fund may enter into these transactions to hedge the value of the Fund’s portfolio to seek to increase its return, to preserve a return or spread on a particular investment or portion of its portfolio, or for investment purposes.
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. The Fund may also enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan.
The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act.
Principal Risk Factors
The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Stock at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.
Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the Common Stock represents an indirect investment in the fixed income securities and other investments owned by the Fund, most of which could be purchased directly. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your Common Stock may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Fixed Income Securities Risk. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed income securities of varying maturities. In addition to the risks described elsewhere in this section
Western Asset Global Corporate Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
with respect to valuations and liquidity, fixed income securities, including high-yield securities, are also subject to certain risks, including:
• Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
• Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.
• Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to stockholders. This is known as prepayment or “call” risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
• Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Stock price, its distributions or its overall return.
Credit Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly.  The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit

Western Asset Global Corporate Opportunity Fund Inc.

loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Below Investment Grade (High Yield or Junk Bond) Securities Risk. The Fund may invest up to 35% of its managed assets in fixed income securities of below investment grade quality. High yield debt securities are generally subject to greater credit risks than higher-grade debt securities, including the risk of default on the payment of interest or principal. High yield debt securities are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield debt securities tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Foreign Securities and Emerging Markets Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
The risks of foreign investment are greater for investments in emerging markets. The Fund considers a country to be an emerging market country if, at the time of investment, it is represented in the J.P. Morgan Emerging Markets Bond Index Global or categorized by the World Bank in its annual categorization as middle or low-income. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval
Western Asset Global Corporate Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.
Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.
Leverage Risk. The Fund may utilize leverage in an amount up to 33 1/3% of the Fund’s managed assets. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Reverse Repurchase Agreements Risk. The Fund’s use of reverse repurchase agreements involves many of the same risks involved in the Fund’s use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s net asset value will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.
Repurchase Agreements Risk. Subject to its investment objective and policies, the Fund may invest in repurchase agreements for leverage or investment purposes. Repurchase

Western Asset Global Corporate Opportunity Fund Inc.

agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Fund’s Board of Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by Western Asset. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
Derivatives Risk. The Fund may utilize a variety of derivative instruments such as options, floors, caps and collars, futures contracts, forward contracts, options on futures contracts and indexed securities. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional
Western Asset Global Corporate Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Effective August 19, 2022, the Fund began operating under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (VaR) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.
Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Liquidity Risk. The Fund may invest up to 20% of its managed assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. Western Asset and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.
Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments, including fixed income securities, have experienced periods of extreme illiquidity and volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have also resulted in significant valuation uncertainties in a variety of debt securities, including certain fixed income securities.  These conditions resulted, and in many cases continue to result in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid

Western Asset Global Corporate Opportunity Fund Inc.

and of uncertain value. During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. These market conditions may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or decreases in its holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Shares.
Government Intervention in Financial Markets Risk. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. Western Asset will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.
Asset-Backed, Mortgage-Backed or Mortgage-Related Securities Risk. To the extent the Fund invests significantly in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the Fund may have especially volatile prices and may have a disproportionate effect on the Fund’s share price. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities.
Market Price Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Stock will depend not upon the Fund’s net asset value but upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock.
Western Asset Global Corporate Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, above or below net asset value or at, above or below the initial public offering price. The Fund’s Common Stock is designed primarily for long term investors and you should not view the Fund as a vehicle for trading purposes.
Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. See “The Fund’s Investments.” The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including the less stringent diversification requirement that applies to the percent of its total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.
U.S. Government Debt Securities Risk. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association, this guarantee does not apply to losses resulting from declines in the market value of these securities.
Non-U.S. Government Debt Securities Risk. The Fund intends to invest in Non-U.S. government debt securities. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted Non-U.S. government debt may be collected. Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the

Western Asset Global Corporate Opportunity Fund Inc.

availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.
Senior Loans Risk. The Fund may invest in Senior Loans issued by banks, other financial institutions, and other investors to corporations, partnerships, limited liability companies and other entities to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes. An investment in Senior Loans involves risk that the borrowers under Senior Loans may default on their obligations to pay principal or interest when due. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender.
The Fund will generally invest in Senior Loans that are secured with specific collateral. However, there can be no assurance that liquidation of collateral would satisfy the borrower’s obligation in the event of non-payment or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Senior Loans are typically structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. As a result, the yield on Senior Loans will generally decline in a falling interest rate environment causing the Fund to experience a reduction in the income it receives from a Senior Loan. Senior Loans are generally below investment grade quality and may be unrated at the time of investment; are generally not registered with the SEC or state securities commissions; and are generally not listed on any securities exchange. In addition, the amount of public information available on Senior Loans is generally less extensive than that available for other types of assets.
Second Lien Loans Risk. Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.
Western Asset Global Corporate Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.
Loan Participations and Assignments Risk. The Fund may invest in participations in loans or assignments of all or a portion of loans from third parties. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participations may be structured in a manner designed to avoid purchasers of participations being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired. The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by Western Asset to be creditworthy.
Common Stock Risk. The Fund may invest in common stocks and may hold common stocks which result from a corporate restructuring or stock conversion. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. In addition, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the common stocks in which the Fund may invest will be affected by changes in the stock markets generally, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The common stocks of smaller companies are more sensitive to these changes than those of larger companies. Common stock risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund change.
Preferred Stock Risk. The Fund may invest in preferred stock. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current

Western Asset Global Corporate Opportunity Fund Inc.

yield, like bonds. However, because they are equity securities, preferred stock provides equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stocks also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which the Fund may invest may be convertible preferred stocks.
Convertible Securities Risk. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. Similar to traditional fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
Short Sales Risk. To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales where it does not own or have the right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale theoretically could be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund’s short selling strategies may limit its
Western Asset Global Corporate Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
ability to benefit from increases in the markets. If the Fund engages in short sales, it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
Risk of Short Economic Exposure Through Derivatives. The use by the Fund of derivatives such as options, forwards or futures contracts for investment and/or risk management purposes may subject the Fund to risks associated with short economic exposure through such derivatives. Taking a short economic position through derivatives exposes the Fund to the risk that it will be obligated to make payments to its counterparty if the underlying asset appreciates in value, thus resulting in a loss to the Fund. The Fund’s loss on a short position using derivatives theoretically could be unlimited.
Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Structured Notes and Related Instruments Risk. The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the

Western Asset Global Corporate Opportunity Fund Inc.

effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
When-Issued and Delayed-Delivery Transactions Risk. The Fund may purchase fixed income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed-delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.
Portfolio Turnover Risk. Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for the Fund in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on the Fund’s performance. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s stockholders. The portfolio turnover rate of the Fund will vary from year to year, as well as within a given year.
Temporary Defensive Strategies Risk. When Western Asset anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in obligations of the U.S.
Western Asset Global Corporate Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; repurchase agreements with respect to any of the foregoing investments or any other fixed income securities that Western Asset considers consistent with this strategy. To the extent that the Fund invests defensively, it may not achieve its investment objectives.
Anti-Takeover Provisions Risk. The Charter and Bylaws of the Fund include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of providing current income. The Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). There can be no assurance, however, that such provisions will be sufficient to deter professional arbitrageurs that seek to cause the Fund to take actions that may not be consistent with its investment objective or aligned with the interests of long-term shareholders, such as liquidating debt investments prior to maturity, triggering taxable events for shareholders and decreasing the size of the Fund. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging an investor from seeking to obtain control of the Fund.
Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly

Western Asset Global Corporate Opportunity Fund Inc.

affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities.  For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China.  Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. Some sectors of the economy and
Western Asset Global Corporate Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the fund by its service providers.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities.  For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China.  Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Rating Agency Risk. Credit ratings are issued by rating agencies which are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely

Western Asset Global Corporate Opportunity Fund Inc.

changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, in recent years there have been instances in which the initial rating assigned by a rating agency to a security failed to take account of adverse economic developments which subsequently occurred, leading to losses that were not anticipated based on the initial rating. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. The ratings of a debt security may change over time. As a result, debt instruments held by the Fund could receive a higher rating or a lower rating during the period in which they are held. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.
Managed Distribution Risk. Under a managed distribution policy, the Fund would intend to make monthly distributions to stockholders at a fixed rate per share of Common Stock or a fixed percentage of net asset value that may include periodic distributions of long-term capital gains. Under a managed distribution policy, if, for any monthly distribution, ordinary income (that is, net investment income and any net short-term capital gain) and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s previously accumulated earnings and profits or cash generated from the sale of Fund assets. If, for any fiscal year, the total distributions exceeded ordinary income and net realized capital gains (the “Excess”), the Excess would decrease the Fund’s total assets and, as a result, would have the likely effect of increasing the Fund’s expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. If the Fund were to issue senior securities and not be in compliance with the asset coverage requirements of the 1940 Act, the Fund would be required to suspend the managed distribution policy. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution disclosing the sources of the distribution.
Operational Risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
Cybersecurity Risk. Like other funds and business enterprises, the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and their service
Western Asset Global Corporate Opportunity Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
More Information
For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N-2 that was declared effective by the SEC on November 23, 2009. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.

Western Asset Global Corporate Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)
Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stock- holders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.
If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:
(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.
(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.
Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such
Western Asset Global Corporate Opportunity Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)
withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.
Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.
The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash  for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Global Corporate Opportunity Fund Inc.

Important tax information (unaudited)
By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended October 31, 2024:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$5,364,811
Section 163(j) Interest Earned	§163(j)	$18,198,071
Interest Earned from Federal Obligations	Note (1)	$369,036
Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.
Western Asset Global Corporate Opportunity Fund Inc.

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Western Asset
Global Corporate Opportunity Fund Inc.
Directors
Robert D. Agdern
Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Anthony Grillo*
Eileen A. Kamerick**
Chair
Nisha Kumar
Peter Mason*
Hillary A. Sale*
Jane Trust
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Western Asset Global Corporate Opportunity Fund Inc.
620 Eighth Avenue
47th Floor
New York, NY 10018
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadvisers
Western Asset Management Company, LLC
Western Asset Management Company Limited
Western Asset Management Company Ltd
Western Asset Management Company Pte. Ltd.
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001
New York Stock
Exchange Symbol
GDO
*
Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became Directors of the Fund.
**
Effective November 15, 2024, Ms. Kamerick became Chair of the Board.

Franklin Templeton Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to Us
This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Fund receives. The Legg Mason Funds include the Western Asset Money Market Funds (Funds) sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.
The Type of Nonpublic Personal Information the Funds Collect About You
The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:
•
Personal information included on applications or other forms;
•
Account balances, transactions, and mutual fund holdings and positions;
•
Bank account information, legal documents, and identity verification documentation; and
•
Online account access user IDs, passwords, security challenge question responses.
How the Funds Use Nonpublic Personal Information About You
The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:
•
Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•
Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;
•
Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•
The Funds’ representatives such as legal counsel, accountants and auditors to enable the
Funds to conduct ordinary business, or to comply with obligations to government regulators;
•
Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.
NOT PART OF THE ANNUAL REPORT

Franklin Templeton Funds Privacy and Security Notice
(cont’d)
Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.
The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.
Keeping You Informed of the Funds’ Privacy and Security Practices
The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.
The Funds’ Security Practices
The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.
Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.
In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1-877-721-1926 for the Western Asset Money Market Funds or 1-888-777-0102 for the Legg Mason-sponsored closed-end funds. For additional information related to certain state privacy rights, please visit https://www.franklintempleton.com/help/privacy-policy.
Revised December 2023.
NOT PART OF THE ANNUAL REPORT

Western Asset Global Corporate Opportunity Fund Inc.
Western Asset Global Corporate Opportunity Fund Inc.
620 Eighth Avenue
47th Floor
New York, NY 10018
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Western Asset Global Corporate Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
WASX013050 12/24

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick and Nisha Kumar, are the members of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial experts”.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending October 31, 2023 and October 31, 2024 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,837 in October 31, 2023 and $53,887 in October 31, 2024.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2023 and $0 in October 31, 2024.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,000 in October 31, 2023 and $10,000 in October 31, 2024. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Global Corporate Opportunity Fund Inc. were $0 in October 31, 2023 and $0 in October 31, 2024.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global Corporate Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global Corporate Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global Corporate Opportunity Fund Inc. during the reporting period were $342,635 in October 31, 2023 and $334,889 in October 31, 2024.

(h) Yes. Western Asset Global Corporate Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Global Corporate Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Nisha Kumar

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

NOTE

The policy below relating to proxy voting and corporate actions is a global policy for Western Asset Management Company, LLC (“Western Asset” or the “Firm”) and all Western Asset affiliates, including Western

Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), as applicable. As compliance with the policy is monitored by Western Asset, the policy has been adopted from the US Compliance Manual and all defined terms are those defined in the US Compliance Manual rather than the compliance manual of any other Western Asset affiliate.

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare, for instance, when fixed income securities are converted into equity by their terms or in connection with a bankruptcy or corporate workout. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Legal & Compliance Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions team of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Portfolio Compliance Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Portfolio Compliance Group for coordination and the following actions:

Proxies are reviewed to determine accounts impacted.

Impacted accounts are checked to confirm Western Asset voting authority.

Where appropriate, the Regulatory Affairs Group reviews the issues presented to determine any material conflicts of interest. (See Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

The Portfolio Compliance Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Portfolio Compliance Group.

Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s proxy voting policies and procedures.

Copies of proxy statements received with respect to securities in client accounts.

A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast;

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team;

9.	Funds are required to categorize their votes so that investors can focus on the topics they find important. Categories include, for example, votes related to director elections, extraordinary transactions, say-on-pay, shareholder rights and defenses, and the environment or climate, among others; and

10.	Funds are required to disclose the number of shares voted or instructed to be cast, as well as the number of shares loaned but not recalled and, therefore, not voted by the fund.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies that potentially present conflicts of interest are reviewed by the Regulatory Affairs Group for a materiality assessment. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Environmental, Social and Governance (“ESG”) Matters

Western Asset incorporates ESG considerations, among other relevant risks, as part of the overall process where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 13.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):	As of the date of filing this report:

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Co-Chief Investment Officer of Western Asset since 2023; employed by Western Asset Management as an investment professional for at least the past five years.

Christopher Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Annabel Rudebeck Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2017

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Ms. Rudebeck joined Western Asset in 2016 as Head of Non-US Credit. Ms. Rudebeck has over 18 years of investment industry experience. Formerly Ms. Rudebeck was a Senior Partner and Head of Global Investment-Grade Credit for Rogge Global Partners and also served as a Credit Research Associate at J.P. Morgan Securities.

Walter Kilcullen Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since December 1, 2024	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2002.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of October 31, 2024.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Michael C. Buchanan ‡	Other Registered Investment Companies	73	$94.67 billion	None	None
	Other Pooled Vehicles	253	$60.24 billion	21	$2.56 billion
	Other Accounts	522	$159.71 billion	17	$9.83 billion
Annabel Rudebeck‡	Other Registered Investment Companies	8	$5.71 billion	None	None
	Other Pooled Vehicles	12	$3.83 billion	None	None
	Other Accounts	21	$7.54 billion	1	$179 million

Christopher Kilpatrick ‡	Other Registered Investment Companies	8	$3.10 billion	None	None
	Other Pooled Vehicles	6	$487 million	3	$338 million
	Other Accounts	None	None	None	None
Walter Kilcullen*‡	Other Registered Investment Companies	10	$4.28 billion	None	None
	Other Pooled Vehicles	18	$7.64 billion	3	$338 million
	Other Accounts	16	$323 million	None	None

 *Mr. Kilcullen became a portfolio manager of the Fund on December 1, 2024.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Buchanan is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): As of October 31, 2024:

Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors toconduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation - with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of October 31, 2024.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Michael C. Buchanan	A
Christopher Kilpatrick	A
Annabel Rudebeck	A
Walter Kilcullen*	A

*Mr. Kilcullen became a portfolio manager of the Fund on December 1, 2024.

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000

F: $500,001 - $1 million
G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Corporate Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 23, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 23, 2024